FILE NOS. 333-83423
                                                                        811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [   ]
Pre-Effective Amendment No. ______ [   ]
Post-Effective Amendment No.   60      [X]

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
Amendment No.   61      [X]

(Check appropriate box or boxes.)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

               5701 Golden Hills Drive, Minneapolis, MN 55416
_________________________________________________________________________     ___________________________
                 (Address of Principal Executive Offices)                                                                                   (Zip Code)

Registrant's Telephone Number, including Area Code (763) 765-7453

Erik T. Nelson, Chief Legal Officer
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  October 17, 2016

It is proposed that this filing will become effective (check appropriate box)
         [   ] immediately upon filing pursuant to paragraph (b)
         [   ] on (date) pursuant to paragraph (b)
         [X] 60 days after filing pursuant to paragraph (a)(1)
         [   ] on (date) pursuant to paragraph (a)(1)
         [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [   ] on (date)  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
PROSPECTUS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (THE "TRUST")
Prospectus dated August 31, 2016
AZL® International Index Fund, Class 1 and Class 2
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2
AZL® Pyramis® Total Bond Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2

Allianz Investment Management LLC (the "Manager")
Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a "Contract" and collectively the "Contracts") they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.
This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.
Questions?
Call toll free at 1-800-624-0197 or contact your investment representative.
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.
AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

Table of Contents Allianz VIP Trust

Fund Summaries	3
AZL® International Index Fund, Class 1 and Class 2	3
AZL® Mid Cap Index Fund, Class 1 and Class 2	6
AZL® Morgan Stanley Global Real Estate Fund,
Class 1 and Class 2	9
AZL® Pyramis® Total Bond Fund,
Class 1 and Class 2	12
AZL® Russell 1000 Growth Index Fund,
Class 1 and Class 2	16
AZL® Russell 1000 Value Index Fund,
Class 1 and Class 2	19
AZL® Small Cap Stock Index Fund,
Class 1 and Class 2	22
Tax Information	25
Financial Intermediary Compensation	25
More about the Funds	26
Overview	26
Investment Strategies	28
Investment Risks	29
Fund Management	37
The Manager	37
The Subadvisers of the Funds	37
The Portfolio Managers of the Funds	37
More Information About Fund Management	40
Duties of the Manager and Subadvisers	40
Payments to Affiliated Insurance Companies	40
Management Fees	41
Legal Proceedings	41
The Administrator	42
The Distributor	42
The Custodian	42
Licensing Arrangements	42
Disclosure of Portfolio Holdings	44
The Commodity Exchange Act	44
Shareholder Information	45
Pricing of Fund Shares	45
Purchase and Redemption of Shares	45
Market Timing	46
Distribution (12b-1) Fees	46
Dividends, Distributions, and Taxes	47
Financial Highlights	48
For More Information	55

The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
2

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

FUND SUMMARIES

AZL® INTERNATIONAL INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.50%	0.75%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$51	$160	$280	$628
Class 2	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.
The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
3

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•	Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
4

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Returns
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
7.12%
-12.78%
18.04%
21.36%
-6.18%
-1.39%
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	17.43%
Lowest (Q3, 2011)	-20.27%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Year Ended December 31, 2015	Since Inception (Class 2 - 5/1/2009)
AZL® International Index Fund (Class 2)	-1.39%	2.94%	7.78%
MSCI EAFE Index*	-0.39%	4.07%	9.19%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC (the "Manager") serves as the investment manager to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
5

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

AZL® MID CAP INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the Standard & Poor's MidCap 400® Index ("S&P 400 Index") as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.32%	0.57%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$33	$103	$180	$406
Class 2	$58	$183	$318	$714
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of July 31, 2016, the market capitalizations of companies in the S&P 400 Index ranged from $900 million to $13.8 billion.
The Fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
6

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Capitalization Risk – Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
7

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
24.67%
-2.32%
17.22%
32.71%
9.21%
-2.67%
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2010)	13.31%
Lowest (Q3, 2011)	-19.96%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Year Ended December 31, 2015	Since Inception (Class 2 - 5/1/2009)
AZL® Mid Cap Index Fund (Class 2)	-2.67%	10.06%	15.64%
S&P Midcap 400 Index*	-2.18%	10.68%	16.48%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
8

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

AZL® MORGAN STANLEY GLOBAL REAL ESTATE FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to provide income and capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	1.04%	1.29%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$106	$331	$574	$1,271
Class 2	$131	$409	$708	$1,556
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The subadviser's approach emphasizes a bottom-up stock selection with a top-down global allocation.
The subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The Subadviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the subadviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given region, sector and/or country. The subadviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.
Under normal circumstances, at least 80% of the Fund's assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
9

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.
The equity securities in which the Fund may invest include common stocks, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.
Principal Investment Risks
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.
•	Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•	Convertible Securities Risk – The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.
•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•	Warrants Risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
10

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
-8.68%
-45.83%
40.19%
20.86%
-9.94%
29.86%
3.02%
13.77%
-1.34%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	38.85%
Lowest (Q4, 2008)	-30.62%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Since Inception (Class 2 - 5/1/2006)
AZL® Morgan Stanley Global Real Estate Fund (Class 2)	-1.34%	6.22%	3.38%
FTSE EPRA/NAREIT Developed Real Estate Index*	0.05%	7.96%	4.25%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund.
The portfolio managers of the Fund, since May 2006, are: Theodore R. Bigman, since 2006, Michiel te Paske, since 2006, Sven van Kemenade, since 2006, Angeline Ho, since 2006, and Bill Grant, since May 2014, each a Managing Director, and Desmond Foong, since May 2015, Executive Director.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
11

Fund Summaries AZL® Pyramis® Total Bond Fund, Class 1 and Class 2

AZL® PYRAMIS® TOTAL BOND FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks a high level of current income.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.57%	0.82%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$58	$183	$318	$714
Class 2	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The subadviser uses the Barclays U.S. Aggregate Bond Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index.
The subadviser considers other factors when selecting the Fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the Fund's exposure to various risks, including interest rate risk, the subadviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the Fund's competitive universe and internal views of potential future market conditions.
The Fund's assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the subadviser's view of the relative value of each sector or maturity.
The Fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers, including issuers located in emerging markets.
The Fund may engage in transactions that have a leveraging effect on the Fund, including investments in derivatives, regardless of whether the Fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. The Fund may invest a significant portion of its assets in these types of investments. The
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
12

Fund Summaries AZL® Pyramis® Total Bond Fund, Class 1 and Class 2

Fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the subadviser's outlook and market conditions, the Fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The Fund also may invest up to 20% of its assets in lower-quality debt securities, sometimes called "junk bonds."
To earn additional income for the Fund, the subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund's exposure to risks related to rising rates.
•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•	Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.
•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
•	Asset-Backed Securities Risk – Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.•
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
13

Fund Summaries AZL® Pyramis® Total Bond Fund, Class 1 and Class 2

Security Quality Risk – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."
•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•	Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.
•	U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
•	Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.
•	Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to April 27, 2015, the Fund was named the AZL Pyramis® Core Bond Fund.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
14

Fund Summaries AZL® Pyramis® Total Bond Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-2.20%
5.37%
-0.89%
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2014)	2.25%
Lowest (Q2, 2013)	-2.79%
Average Annual Total Returns
	One Year Ended December 31, 2015	Since Inception (Class 2 - 9/5/12)
AZL® Pyramis® Total Bond Fund (Class 2)	-0.89%	0.82%
Barclays U.S. Aggregate Bond Index*	0.55%	1.43%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
FIAM LLC serves as the subadviser to the Fund.
The Fund's portfolio managers since September 2012, are: Ford O'Neil, Portfolio Manager and Michael Plage, Portfolio Manager.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
15

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 GROWTH INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Growth Index.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.53%	0.78%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 years	10 Years
Class 1	$54	$170	$296	$665
Class 2	$80	$249	$433	$966
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Growth Index (the "Index") in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund's performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.
The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Growth Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
16

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Growth Stocks Risk – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.
•	Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
17

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
1.92%
14.40%
32.48%
12.21%
4.86%
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2012)	14.41%
Lowest (Q3, 2011)	-13.18%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Since Inception (Class 2 - 4/30/2010)
AZL® Russell 1000 Growth Index Fund (Class 2)	4.86%	12.69%	12.89%
Russell 1000® Growth Index*	5.67%	13.53%	13.80%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
18

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 VALUE INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Value Index.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.52%	0.77%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$53	$167	$291	$653
Class 2	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Value Index (the "Index") in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund's performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.
The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
19

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Value Stocks Risk – Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.
•	Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
20

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-0.25%
16.63%
31.52%
12.59%
-4.42%
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2011)	12.85%
Lowest (Q3, 2011)	-16.24%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Since Inception (Class 2 - 4/30/2010)
AZL® Russell 1000 Value Index Fund (Class 2)	-4.42%	10.49%	10.11%
Russell 1000® Value Index*	-3.83%	11.27%	10.91%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
21

Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

AZL® SMALL CAP STOCK INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index®.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.26%	0.26%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.34%	0.59%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$35	$109	$191	$431
Class 2	$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The subadviser normally invests in all of the stocks in the S&P SmallCap 600® Index in proportion to their weighting in the index.
Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small-capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company's outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.
The subadviser attempts to have a correlation between the Fund's performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks with market capitalizations ranging between approximately $300 million and $2.0 billion, depending on index composition. S&P® adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
22

Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.
•	Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.
•	Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
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Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return

60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
-30.94%
24.84%
25.49%
0.29%
15.82%
40.62%
5.23%
-2.49%
2008
2009
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.83%
Lowest (Q4, 2008)	-25.21%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Since Inception (Class 2 - 5/1/2007)
AZL® Small Cap Stock Index Fund (Class 2)	-2.49%	10.88%	6.36%
S&P SmallCap 600 Index*	-1.97%	11.48%	6.81%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 25 in this prospectus.
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Fund SummariesTax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the "Contracts"). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.
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More About the Funds Overview

MORE ABOUT THE FUNDS

OVERVIEW

The Allianz Variable Insurance Products Trust (the "VIP Trust") consists of 36 separate investment portfolios seven of which are described in this prospectus (together, the "Funds," "VIP Funds" or "Allianz VIP Funds," and each individually, a "Fund," "VIP Fund," or "Allianz VIP Fund"). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the "Board," the "Trustees" or the "Board of Trustees"), the Funds are managed by Allianz Investment Management LLC (the "Manager"), which in turn has retained certain asset management firms (the "subadvisers") to make investment decisions on behalf of the Funds. The Manager selected each subadviser based on the subadviser's experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the "Contracts") offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.
This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.
This prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through the Contracts.
The Funds have the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus.
Unless otherwise indicated, any percentage limitation on a Fund's holdings set forth in the summaries above is applied only when that particular type of security is purchased. In the case of illiquid securities, if the limitation is exceeded, the Funds will take appropriate steps to bring the aggregate amount of illiquid securities below the limit as soon as practicable.
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.
Certain of the Funds may have names, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the subadvisers. However, the asset size, portfolio composition, fees, and expenses of a Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Funds may be added or removed from the VIP Trust from time to time.
The following Funds have names that suggest a focus on a particular type of investment:
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Pyramis® Total Bond Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL Small Cap Stock Index Fund
In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending, if applicable) in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments, or derivatives, such as futures and options, may be included in the 80% basket. Only the market value of derivatives instruments will be used for purposes of meeting the 80% policy. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" policy, which means that it may be changed
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More About the Funds Overview

without the vote of a majority of a Fund's outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
The investment objective of each Fund may be changed by the Trustees without shareholder approval.
Fund Operating Expense Limitation Agreements
The Manager and each of the following Funds have entered into a written agreement, through April 30, 2018, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to the amount set forth below. After April 30, 2018, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Name of Fund	Operating Expense Limitation (through April 30, 2018)
	Class 1	Class 2
AZL International Index Fund	0.52%	0.77%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Morgan Stanley Global Real Estate Fund	1.10%	1.35%
AZL Pyramis® Total Bond Fund	0.70%	0.95%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL Small Cap Stock Index Fund	0.46%	0.71%
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More About the Funds Investment Strategies

INVESTMENT STRATEGIES

Temporary Defensive Positions
For temporary defensive purposes or when cash is temporarily available, each of the Funds may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.
Frequent Trading
The following Fund may engage in frequent trading in order to achieve its investment objectives. Frequent trading may result in higher transaction costs, which adversely affects the Fund's performance.
AZL Pyramis® Total Bond Fund
.
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More About the Funds Investment Risks

INVESTMENT RISKS

The following provides additional information regarding the principal risks of investing in the Funds:
Asset-Backed Securities Risk AZL Pyramis® Total Bond Fund
Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. The Fund's investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecurued, which means that there is no collateral to seize if the underlying borrower defaults.

Capitalization Risk AZL Mid Cap Index Fund AZL Small Cap Stock Index Fund
To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

Call Risk AZL Pyramis® Total Bond Fund
If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

Convertible Securities Risk AZL Morgan Stanley Global Real Estate Fund
The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

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Credit Risk AZL Pyramis® Total Bond Fund
Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

Currency Risk AZL International Index Fund AZL Morgan Stanley Global Real Estate Fund AZL Pyramis® Total Bond Fund
Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

Depositary Receipt Risk AZL International Index Fund AZL Morgan Stanley Global Real Estate Fund
Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk AZL International Index Fund AZL Mid Cap Index Fund AZL Pyramis® Total Bond Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund AZL Small Cap Stock Index Fund
The Funds listed may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.

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Emerging Markets Risk AZL Morgan Stanley Global Real Estate Fund AZL Pyramis® Total Bond Fund
In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Extension Risk AZL Pyramis® Total Bond Fund	When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.
Foreign Risk AZL International Index Fund AZL Morgan Stanley Global Real Estate Fund AZL Pyramis® Total Bond Fund
Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or taxation, including confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws,including, confiscatory taxation and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Growth Stocks Risk AZL Russell 1000 Growth Index Fund
The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Income Risk AZL Pyramis® Total Bond Fund	Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.
Index Fund Risk AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund AZL Small Cap Stock Index Fund
The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.

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Interest Rate Risk AZL Pyramis® Total Bond Fund
Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund's exposure to risks related to rising rates.

Issuer Risk All of the Funds
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.

Leveraging Risk AZL International Index Fund AZL Pyramis® Total Bond Fund AZL Small Cap Stock Index Fund
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

Liquidity Risk AZL International Index Fund AZL Morgan Stanley Global Real Estate Fund AZL Pyramis® Total Bond Fund
Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.

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Market Risk All of the Funds
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage-Related and Other Asset-Backed Risk AZL Pyramis® Total Bond Fund
The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Portfolio Turnover AZL Pyramis® Total Bond Fund
The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

Private Placed Securities Risk AZL Pyramis® Total Bond Fund
The Fund may invest in privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or in the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Real Estate Investments Risk AZL Pyramis® Total Bond Fund
The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

AZL Morgan Stanley Global Real Estate Fund
Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

Security Quality Risk (also known as "High Yield Risk") AZL Pyramis® Total Bond Fund
The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

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Selection Risk AZL Morgan Stanley Global Real Estate Fund AZL Pyramis® Total Bond Fund
The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

Sovereign Debt Risk AZL Pyramis® Total Bond Fund
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

U.S. Government Obligations Risks AZL Pyramis® Total Bond Fund
Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Value Stocks Risk AZL Russell 1000 Value Index Fund
The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

Warrants Risk AZL Morgan Stanley Global Real Estate Fund
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Transfer Supported Features of Certain Annuity Contracts
The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the "Transfer Supported Features"). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME
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More About the Funds Investment Risks

Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.
Cyber Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, "cyber-events"). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through "hacking" activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and its shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund's investments to lose value. The Funds' Subdvisers, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers, affiliates, or other service providers, will succeed, either entirely or partially, among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds' Subadvisers, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
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FUND MANAGEMENT

THE MANAGER

Allianz Investment Management LLC serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed subadvisory agreements or portfolio management agreements ("Subadvisory Agreements") with various subadvisers for portfolio management functions for the Funds. The subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees' basis for approving the Funds' Investment Management Agreement with the Manager and the Subadvisory Agreements with the subadvisers is available in the Funds' Annual Reports for the year ended December 31, 2015.
The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager's other clients are the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust") and various affiliated entities. As of December 31, 2015, the Manager had aggregate assets under management of $120.14 billion. The Manager monitors and reviews the activities of each of the subadvisers.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust. Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

THE SUBADVISERS OF THE FUNDS

AZL International Index Fund; AZL Mid Cap Index Fund; AZL Russell 1000 Growth Index Fund; AZL Russell 1000 Value Index Fund; AZL Small Cap Stock Index Fund
 BlackRock Investment Management, LLC ("BlackRock Investment") has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

AZL Morgan Stanley Global Real Estate Fund
Morgan Stanley Investment Management Inc. ("MSIM") is a wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $406 billion under management or supervision as of December 31, 2015. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund's assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

AZL Pyramis® Total Bond Fund
FIAM LLC ("FIAM") has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM and its group of affilitaes managed approximately $61.575 billion in assets worldwide as of December 31, 2015. FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, "Fidelity Investments").

THE PORTFOLIO MANAGERS OF THE FUNDS

AZL International Index Fund, AZL Mid Cap Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, and AZL Small Cap Stock Index Fund
Alan Mason, Managing Director, is head of BlackRock's Americas Beta Strategies Portfolio Management team, which combines BlackRock's index equity and index asset allocation functions. He is a member of BlackRock's Beta Strategies
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and U.S. Defined Contribution leadership teams as well as the BlackRock's Human Capital Committee. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Greg Savage, Managing Director, has been responsible for the Fund since May 2011 and has been associated with BlackRock, Inc. since 2009; Principal of Barclays Global Investors (BGI) from 2007 to 2009; Associate of BGI from 1999 to 2007.
Creighton Jue, CFA, Managing Director, is Head of BlackRock's Alternative Beta Strategies team, part of Beta Strategies. He is responsible for managing BlackRock's Index Plus strategies, currency hedge products and derivative overlay mandates.
Mr. Jue's service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets.
Mr. Jue earned a BA degree in economics from University of California, Irvine, in 1992.
Rachel M. Aguirre, Director and Senior Portfolio Manager, leads the Developed Markets Institutional Index Equity team. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies.
Mrs. Aguirre's service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing (LDI).
Mrs. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
AZL Morgan Stanley Global Real Estate Fund
The Fund's assets are managed within the global listed real assets team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade, Angeline Ho, and Bill Grant, each a Managing Director of the subadviser and Desmond Foong, Executive Director of the subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.
•	Theodore R. Bigman has worked for the subadviser since 1995 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Angeline Ho has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Bill Grant has worked for the subadviser since 2000 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2014.
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•	Sven van Kemenade has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Desmond Foong has worked for the subadviser since 2011 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2015. Previously, Mr. Foong was an investment analyst at the Government of Singapore from 2004 to 2011, primarily focusing on the Asian real estate and financial sectors.
•	Michiel te Paske has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
• Michiel te Paske has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
AZL Pyramis® Total Bond Fund
Ford O'Neil, Portfolio Manager, manages retail and institutional assets. Mr. O'Neil joined Fidelity as an analyst in 1990 and has been a portfolio manager since 1992. Prior to joining Fidelity, he worked for Advest, Inc. as an associate in investment banking from 1985 to 1988. Mr. O'Neil received a Bachelor of Arts degree in government from Harvard College and a Masters in Business Administration from The Wharton School at the University of Pennsylvania.
Michael Plage, CFA, Portfolio Manager manages an array of credit related institutional portfolios and retail funds. Mr. Plage joined Fidelity as a trader in 2005 and has been managing portfolios since January 2010. Prior to joining Fidelity, he served as a trader at Travelers Insurance from 1997-2005. Mr. Plage received a Bachelor of Science degree in management from The Universtity of South Carolina and an MBA in finance from The University of Connecticut. He is a Chartered Financial Analyst charterholder.

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MORE INFORMATION ABOUT FUND MANAGEMENT

The Manager is a subsidiary of Allianz SE, one of the world's largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2015, Allianz SE had third-party assets under management of $1.92 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.
The SAI has more detailed information about the Manager, the subadvisers and other service providers. The SAI also provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

DUTIES OF THE MANAGER AND SUBADVISERS

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of subadvisers and advises on the Funds' investment policies. The subadvisers determine which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers, and generally oversees the services provided to the VIP Funds by its administrator, custodian and other service providers. Further information about the subadvisers is included in the SAI.
The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the subadviser.
Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission ("SEC") on September 17, 2002, may enter into and materially amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. Because each of the Funds is relying on the order, the Manager may:
• hire one or more subadvisers;
• change subadvisers; and
• reallocate management fees between itself and subadvisers.
The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the Funds are available as underlying investment options of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the "Affiliated Insurance Companies"), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the "Nonproprietary Funds"). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.
Other Administrative Services
The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.
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MANAGEMENT FEES

Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2015 at the annual rate shown on the following table, before and after fee waivers:
	Percentage of Average Net Assets for the Period Ended 12/31/15 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/15 After Fee Waivers/Recoupments
AZL International Index Fund	0.35%	0.35%
AZL Mid Cap Index Fund	0.25%	0.25%
AZL Morgan Stanley Global Real Estate Fund	0.90%	0.90%
AZL Pyramis® Total Bond Fund	0.50%	0.50%
AZL Russell 1000 Growth Index Fund	0.44%	0.44%
AZL Russell 1000 Value Index Fund	0.44%	0.44%
AZL Small Cap Stock Index Fund	0.26%	0.26%

LEGAL PROCEEDINGS

The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, some of the subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.
BlackRock Investment Management, LLC
On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. ("Global Allocation") and the BlackRock Equity Dividend Fund ("Equity Dividend") filed a consolidated complaint (the "Consolidated Complaint") in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the "Defendants") under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
FIAM LLC
The subadvisor is not the subject of any litigation that is currently expected to be material to their respective businesses or have a material impact on the services they provide to their clients.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management (MSIM) and its parent, Morgan Stanley, are named, from time to time, as defendants in various legal actions—including arbitrations, class actions, and other litigation, arising in connection with its activities as a global diversified financial services institution—and involved in investigations and proceedings by governmental and/or regulatory agencies or self-regulatory organizations, certain of which may result in adverse judgments, fines, penalties or sanctions.
Morgan Stanley discloses pending litigations, proceedings and investigations, if any, by governmental and/or regulatory agencies or self-regulatory organizations that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the Commission). For information regarding such litigations, proceedings or investigations please refer to the information under Part I, Item 3 in Morgan Stanley's Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2015, and Part II, Item 1 in Morgan Stanley's Form 10-Q (File No. 1-11758) for the fiscal quarters ending March 31, 2015, June 30, 2015 and September 30, 2015 as filed with the Commission. Morgan Stanley's Forms 10-K and 10-Q may be accessed at:
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https://www.morganstanley.com/about/ir/sec_filings.html.
MSIM also discloses certain legal and disciplinary events in Item 9 of the firm's Form ADV Part 2.

THE ADMINISTRATOR

Citi Fund Services Ohio, Inc. ("CFSO"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

THE DISTRIBUTOR

Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor. ALFS is affiliated with the Manager.
Other Distribution Services
The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

THE CUSTODIAN

The Bank of New York Mellon ("BNY Mellon"), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under "Other Expenses" in the Fees and Expenses table for each Fund.
The SAI provides additional information about the services provided to the Funds.

LICENSING ARRANGEMENTS

AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, and AZL Small Cap Stock Index Fund (the "AZL Index Funds")
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Manager (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P
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HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the "AZL Russell Index Funds")
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments ("Russell"). Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI
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INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the SAI.

THE COMMODITY EXCHANGE ACT

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a "commodity pool operator," and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.
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Shareholder Information

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds' Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

PURCHASE AND REDEMPTION OF SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.
The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the "Market Timing" section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
45

Shareholder Information

The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

MARKET TIMING

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund's share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as "time-zone arbitrage." Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.
Market timing and other abusive short-term trading practices may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small-cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

DISTRIBUTION (12b-1) FEES

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees ("12b-1 fees") under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each of the Funds pays an annual 12b‑1 fee in the maximum amount of 0.25% of their average daily net assets.
The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for each of the Funds described in this Prospectus. Class 1 and Class 2 shares of each Fund are substantially identical, except that Class 1 shares are not subject to a Distribution (12b-1) Fee, while Class 2 shares are subject to a Distribution (12b-1) Fee in the amount of
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
46

Shareholder Information

0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares are available as an investment option only for certain Contracts.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.
All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be currently exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.
Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
47

Financial Highlights

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. When available, copies of the Annual Report will be available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.
Financial Highlights are shown below for Class 2 shares of the Fund only because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
AZL International Index Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.28	$16.57	$13.93	$12.03	$13.99
Investment Activities:
Net Investment Income/(Loss)	0.58	0.42	0.29	0.26	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	(1.43)	2.65	1.89	(2.07)
Total from Investment Activities	(0.21)	(0.99)	2.94	2.15	(1.79)
Dividends to Shareholders From:
Net Investment Income	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)
Total Dividends	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)
Net Asset Value, End of Period	$14.42	$15.28	$16.57	$13.93	$12.03
Total Return(a)	(1.39)%	(6.18)%	21.36%	18.04%	(12.78)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$576,330	$863,302	$808,196	$567,238	$380,763
Net Investment Income/(Loss)	2.16%	2.88%	2.23%	2.66%	2.70%
Expenses Before Reductions(b)	0.75%	0.75%	0.76%	0.80%	0.83%
Expenses Net of Reductions	0.74%	0.75%	0.76%	0.77%	0.74%
Portfolio Turnover Rate(c)	13%	3%	2%	3%	12%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Mid Cap Index Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.49	$22.43	$17.27	$15.10	$16.17
Investment Activities:
Net Investment Income/(Loss)	0.30	0.19	0.14	0.14	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(0.91)	1.85	5.47	2.45	(0.47)
Total from Investment Activities	(0.61)	2.04	5.61	2.59	(0.40)
Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.16)	(0.14)	(0.07)	(0.06)
Net Realized Gains	(1.51)	(0.82)	(0.31)	(0.35)	(0.61)
Total Dividends	(1.78)	(0.98)	(0.45)	(0.42)	(0.67)
Net Asset Value, End of Period	$21.10	$23.49	$22.43	$17.27	$15.10
Total Return(a)	(2.67)%	9.21%	32.71%	17.22%	(2.32)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$406,092	$554,440	$492,994	$311,979	$209,586
Net Investment Income/(Loss)	0.95%	0.88%	0.86%	1.04%	0.66%
Expenses Before Reductions(b)	0.57%	0.57%	0.58%	0.60%	0.63%
Expenses Net of Reductions	0.57%	0.57%	0.58%	0.60%	0.61%
Portfolio Turnover Rat	26%	13%	12%	9%	15%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Morgan Stanley Global Real Estate Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$9.86	$9.99	$7.82	$8.99
Investment Activities:
Net Investment Income/(Loss)	0.22	0.18	0.16	0.16	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.39)	1.17	0.14	2.16	(1.02)
Total from Investment Activities	(0.17)	1.35	0.30	2.32	(0.89)
Dividends to Shareholders From:
Net Investment Income	(0.43)	(0.10)	(0.43)	(0.15)	(0.28)
Total Dividends	(0.43)	(0.10)	(0.43)	(0.15)	(0.28)
Net Asset Value, End of Period	$10.51	$11.11	$9.86	$9.99	$7.82
Total Return(a)	(1.34)%	13.77%	3.02%	29.86%	(9.94)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$159,821	$187,892	$181,795	$183,841	$168,465
Net Investment Income/(Loss)	1.70%	1.67%	1.43%	1.69%	1.44%
Expenses Before Reductions(b)	1.29%	1.29%	1.29%	1.34%	1.35%
Expenses Net of Reductions	1.29%	1.28%	1.29%	1.34%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.29%	1.29%	1.28%	1.34%	1.35%
Portfolio Turnover Rate	25%	32%	29%	34%	23%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Pyramis® Total Bond Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	September 5, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.14	$9.78	$10.06	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.31	0.18	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.40)	0.34	(0.34)	0.04
Total from Investment Activities	(0.09)	0.52	(0.22)	0.06
Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.16)	(0.04)	—
Net Realized Gains	—	—	(0.02)	—
Total Dividends	(0.20)	(0.16)	(0.06)	—
Net Asset Value, End of Period	$9.85	$10.14	$9.78	$10.06
Total Return(b)	(0.89)%	5.37%	(2.20)%	0.60%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$433,205	$457,287	$370,623	$357,699
Net Investment Income/(Loss)(d)	2.93%	2.11%	1.24%	0.78%
Expenses Before Reductions(d)(e)	0.82%	0.81%	0.81%	0.80%
Expenses Net of Reductions(d)	0.82%	0.81%	0.81%	0.80%
Portfolio Turnover Rate(f)	123%	421%	488%	303%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Russell 1000 Growth Index Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.11	$16.55	$12.63	$11.10	$10.95
Investment Activities:
Net Investment Income/(Loss)	0.19	0.17	0.18	0.12	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.54	1.80	3.90	1.48	0.13
Total from Investment Activities	0.73	1.97	4.08	1.60	0.21
Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.17)	(0.16)	(0.07)	(0.06)
Net Realized Gains	(2.33)	(1.24)	—	—	—
Total Dividends	(2.52)	(1.41)	(0.16)	(0.07)	(0.06)
Net Asset Value, End of Period	$15.32	$17.11	$16.55	$12.63	$11.10
Total Return(a)	4.86%	12.21%	32.48%	14.40%	1.92%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$101,530	$130,259	$144,335	$145,865	$111,887
Net Investment Income/(Loss)	0.86%	0.83%	0.89%	1.09%	0.72%
Expenses Before Reductions(b)	0.78%	0.78%	0.78%	0.80%	0.84%
Expenses Net of Reductions	0.78%	0.78%	0.78%	0.80%	0.84%
Portfolio Turnover Rate	14%	13%	13%	16%	24%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Russell 1000 Value Index Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
		Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.82	$14.70	$11.84	$10.36	$10.49
Investment Activities:
Net Investment Income/(Loss)	0.22	0.24	0.31	0.20	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(0.92)	1.55	3.35	1.52	(0.19)
Total from Investment Activities	(0.70)	1.79	3.66	1.72	(0.03)
Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.23)	(0.29)	(0.15)	(0.10)
Net Realized Gains	(0.98)	(1.44)	(0.51)	(0.09)	—
Total Dividends	(1.21)	(1.67)	(0.80)	(0.24)	(0.10)
Net Asset Value, End of Period	$12.91	$14.82	$14.70	$11.84	$10.36
Total Return(a)	(4.42)%	12.59%	31.52%	16.63%	(0.25)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$193,094	$219,158	$205,807	$224,382	$182,515
Net Investment Income/(Loss)	1.54%	1.60%	1.54%	1.85%	1.59%
Expenses Before Reductions(b)	0.77%	0.76%	0.77%	0.78%	0.79%
Expenses Net of Reductions	0.77%	0.76%	0.77%	0.78%	0.79%
Portfolio Turnover Rate	16%	16%	11%	18%	20%
(a) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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Financial Highlights

AZL Small Cap Stock Index Fund (Class 2)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.43	$15.65	$11.39	$9.87	$9.90
Investment Activities:
Net Investment Income/(Loss)	0.19	0.12	0.09	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.58)	0.65	4.50	1.43	(0.03)
Total from Investment Activities	(0.39)	0.77	4.59	1.56	0.02
Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.09)	(0.14)	(0.04)	(0.05)
Net Realized Gains	(1.38)	(0.90)	(0.19)	—	—
Total Dividends	(1.55)	(0.99)	(0.33)	(0.04)	(0.05)
Net Asset Value, End of Period	$13.49	$15.43	$15.65	$11.39	$9.87
Total Return(a)	(2.49)%	5.23%	40.62%	15.82%	0.29%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$276,006	$381,585	$383,152	$267,053	$203,895
Net Investment Income/(Loss)	0.96%	0.81%	0.71%	1.33%	0.46%
Expenses Before Reductions(b)	0.59%	0.59%	0.59%	0.61%	0.63%
Expenses Net of Reductions	0.59%	0.59%	0.59%	0.61%	0.62%
Portfolio Turnover Rate	16%	14%	17%	10%	21%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016
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FOR MORE INFORMATION

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

MORE INFORMATION ABOUT THE FUNDS

The following documents are available free upon request:
Annual/Semi-Annual Reports (Shareholder Reports):
Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.
Proxy Voting Records:
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
Shareholder Inquiries:
Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.
Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-800-624-0197	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments (for the SAI) www.allianzlife.com/shareholderreports (for the shareholder reports)
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:
In Person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)
By Mail:
Securities and Exchange Commission
Public Reference Section
100 F Street NE
 Washington, D.C. 20549
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov.
 The SEC charges a fee to copy any documents.
Investment Company Act file no. 811-09491
The Allianz Variable Insurance Products Trust ♦Prospectus♦ August 31, 2016

55

PART B - SAI

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (THE "TRUST")
Statement of Additional Information dated August 31, 2016
AZL® International Index Fund, Class 1 and Class 2
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2
AZL® Pyramis® Total Bond Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated August 31, 2016, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

History of the Trust	5
Investment Strategies and Policies	5
The Funds	5
Additional Information on Portfolio Instruments
and Investment Policies	6
Asset-Backed Securities	6
Asset-Based Securities	6
Bank Loans	7
Bank Obligations	8
Commercial Paper	8
Common Stocks	8
Contracts for Difference ("CFDs")	9
Convertible Securities	9
Corporate Debt Securities	9
Delayed Funding Loans and Revolving
Credit Facilities	11
Derivative Instruments	11
Distressed Securities	12
Event-Linked Exposure	13
Exchange Traded Notes ("ETNs")	13
Foreign Currency Options and Futures
Transactions	13
Foreign Securities	14
Forward Foreign Currency Exchange Contracts	16
Futures	17
Futures and Options Investment Risks	17
Guaranteed Investment Contracts	17
Limited Partnership Interests	17
Illiquid Securities	18
Inflation-Indexed Bonds	18
Inflation-Indexed Securities	19
Initial Public Offerings	20
Investment Company Securities	20
Lending of Portfolio Securities	21
Loan Participations and Assignments	21
Mortgage-Related Securities	21
Options	24
Preferred Stocks	25
Private Investments in Public Equity	25
Real Estate Investment Trusts (REITs)	25
Repurchase Agreements	25
Reverse Repurchase Agreements and
Dollar Roll Agreements	26
Risks of Techniques Involving Leverage	26
Short Sales Against the Box	26
Small Company Stocks	27
Special Situation Companies	27
Structured Notes	27
Swap Agreements	28
Taxable and Tax Exempt Municipal Securities	29
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

U.S. Government Obligations	29
Variable and Floating Rate Demand and
Master Demand Notes	30
Warrants and Rights	30
When-Issued and Delayed Delivery Securities	30
Zero Coupon and Pay-In-Kind Securities	30
Investment Restrictions	31
Portfolio Turnover	32
Other Fund Policies	33
Disclosure of Portfolio Holdings	33
Additional Purchase and Redemption Information	34
Net Asset Value	35
Valuation of the Non‑Money Market Funds	35
Redemption in Kind	35
Management of the Trust	35
Trustees and Officers	35
Trustee Holdings	42
Control Persons and Principal Holders of Securities	42
The Manager	42
The Subadvisers	44
BlackRock Investment Management, LLC	46
FIAM LLC	46
Morgan Stanley Investment Management Inc.	46
Other Managed Accounts	47
Potential Material Conflicts of Interest	48
Portfolio Manager Compensation	48
Portfolio Manager Ownership of
Securities in the Funds	53
Affiliated Persons	54
Portfolio Transactions	54
Affiliated Brokers	55
Administrator and Fund Accountant	56
Distributor	57
Custodian	59
Transfer Agent	59
Independent Registered Public Accounting Firm	59
Legal Counsel	59
Codes of Ethics	59
Licensing Arrangements	59
Additional Information	61
Description of Shares	61
Vote of a Majority of the Outstanding Shares	62
Additional Tax Information	62
Performance Information	65
Yields of the Non‑Money Market Funds	66
Calculation of Total Return	66
Miscellaneous	66
Financial Statements	67
Proxy Voting Policies and Procedures	67
Appendix A	67
Commercial Paper Ratings	67
Corporate and Long‑Term Debt Ratings	69
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Appendix B – Proxy Voting Policies	72
Allianz Variable Insurance Products Trust	72
Allianz Investment Management LLC	74
BlackRock	80
FIAM LLC	86
Morgan Stanley Investment Management	91

The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

HISTORY OF THE TRUST

The Trust is an open‑end investment management company organized in July 1999 as a Delaware business trust comprised of 36 separate investment portfolios, which are classified as "diversified" within the meaning of the 1940 Act.  The Trust currently offers 35 variable net asset value funds and one money market fund. This Statement of Additional Information describes seven funds.
The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").
Much of the information contained in this Statement of Additional Information ("SAI") expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Pyramis® Total Bond Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL Small Cap Stock Index Fund
Temporary, Defensive Investments
As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.
These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations," "– Commercial Paper," "– Variable and Floating Rate Demand and Master Demand Notes," "– U.S. Government Obligations,"  "– Corporate Debt Securities" and "– Repurchase Agreements").
Specific Non-Fundamental Investment Restrictions
In addition to the information shown under "Additional Information on Portfolio Instruments and Investment Policies" and the information in the section "Investment Restrictions" in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.
AZL Morgan Stanley Global Real Estate Fund –  The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.
AZL Small Cap Stock Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
 INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.
ASSET-BACKED SECURITIES
Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
ASSET-BASED SECURITIES
Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as "asset-based securities." Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or by issuers that the subadviser has determined to be of similar creditworthiness. Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities – A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
BANK LOANS
A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer's option. Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund's manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty's credit risk. The Funds may enter into Participations and Assignments on a forward commitment or "when-issued" basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds' manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters").
BANK OBLIGATIONS
Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.
Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
Certain Funds may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar‑denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar‑denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
COMMERCIAL PAPER
Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower‑rated instruments is more risky than investment in instruments in higher‑rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a foreign corporation.
COMMON STOCKS
Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

CONTRACTS FOR DIFFERENCE ("CFDS")
A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
CONVERTIBLE SECURITIES
Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock – i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non‑convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.
Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments, and upon the Fund's investments in illiquid securities.
CORPORATE DEBT SECURITIES
Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.
Certain Funds may invest in securities which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody's) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO,may be considered to fall in the higher category.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

As with other fixed‑income securities, debt securties are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody's) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or "junk" bonds and are considered by Moody's to have speculative characteristics.
Lower rated securities ("junk" bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.
Some risks of investing in lower rated securities include:
•	Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.
•	Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.
Particular types of lower rated securities may present special concerns. The prices of payment‑in‑kind or zero‑coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Subadvisers typically conduct their own independent credit analysis of such securities.
Collateralized Debt Obligations – The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pools of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations ("CMOs") are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under "Mortgage-Related Securities" later in this section.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.
Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Fund.
DERIVATIVE INSTRUMENTS
Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward‑based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option‑based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option‑based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (sometimes referred to as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to "cash settle," the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract's full notional value.  With respect to forward contracts and futures that are required to "cash settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked to market (net) obligation, if any, (in other words, the Trust's daily net liability, if any) rather than the notional value.
Hybrid instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
DISTRESSED SECURITIES
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody's and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the subadviser of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. A Fund may make such investments when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund's prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer's affairs.
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EVENT-LINKED EXPOSURE
Certain Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
EXCHANGE TRADED NOTES ("ETNS")
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS
Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.
Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
FOREIGN SECURITIES
Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self‑sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Many European countries have adopted a single European currency, commonly referred to as the "euro." The long‑term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.
Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.
Investment in Companies in Developing Countries/Emerging Markets
Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.
Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency and balance of payments position.
Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Depositary Receipts
For many foreign securities, U.S. dollar‑denominated ADRs, which are traded in the United States on exchanges or over‑the‑counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Foreign Sovereign Debt
Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.
The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. They may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

used for hedging purposes, the Fund will segregate or "earmark" cash or assets determined to be liquid in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund's commitments under the Contracts.
If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.
FUTURES
Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.
Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high‑grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
FUTURES AND OPTIONS INVESTMENT RISKS
A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.
GUARANTEED INVESTMENT CONTRACTS
A Guaranteed Investment Contract ("GIC") is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.
LIMITED PARTNERSHIP INTERESTS
A limited partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
ILLIQUID SECURITIES
Subject to the limitations in a Fund's prospectus or this SAI, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. If for any reason this limitation is exceeded, the Fund will take appropriate steps to bring the aggregate amount of illiquid securities below 15% as soon as reasonably practicable; however, the Fund will not liquidate any illiquid securities if the Subadviser determines that doing so would not be in the best interests of the Fund.
Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so‑called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust's Board of Trustees has delegated to the Subadvisers the day‑to‑day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe‑harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker‑dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.
The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market‑place trades.
Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
INFLATION-INDEXED BONDS
Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of
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inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INFLATION-INDEXED SECURITIES
Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income to the Fund. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.
An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.
In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.
The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.
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The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.
INITIAL PUBLIC OFFERINGS
A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer.  A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase.  Investments in IPOs could have an increased impact, either positive or negative, on a Fund's performance if the Fund's assets are relatively small.  The impact of an IPO on a Fund's performance may tend to diminish as the Fund grows.  In circumstances where investments in IPOs make a significant contribution to a Fund's performance, there can be no assurance that similar contributions from IPOs will continue in the future.
INVESTMENT COMPANY SECURITIES
The Funds may not invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. However, as permitted by the 1940 Act, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund's total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.
Exchange Traded Funds
The Funds may invest in investment companies in the form of various exchange traded funds ("ETFs"), subject to the Fund's investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:
•	"SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.
•	"Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.
•	"iShares" which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
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•	"HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker‑dealers, banks or institutional borrowers of securities. A Fund must receive cash collateral equal to 102% of the market value of domestic securities (105% for foreign securities). This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker‑dealers, banks or other institutions determined to be creditworthy by the Manager.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
MORTGAGE-RELATED SECURITIES
Certain Funds may, consistent with their investment objective and policies, invest in mortgage‑related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage‑related securities issued by non‑governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass‑through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.
Mortgage‑related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government‑related organizations such as FNMA and the FHLMC, as well as by non‑governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage‑related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass‑through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass‑through securities purchased at a discount. The Funds may purchase mortgage‑related securities at a premium or at a discount. If a Fund purchases a mortgage‑related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest‑bearing securities, the prices of such securities are inversely affected by changes in interest rates.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

However, though the value of a mortgage‑related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage‑related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage‑related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.
If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted "good delivery" standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage‑related securities and among the securities that they issue. Mortgage‑related securities issued by GNMA include GNMA Mortgage Pass‑Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full‑faith and credit of the United States. GNMA is a wholly‑owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage‑related securities issued by FNMA include FNMA Guaranteed Mortgage Pass‑Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government‑sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage‑related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
Collateralized Mortgage Obligations
Mortgage‑related securities in which the Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage‑backed certificates, including, in many cases, certificates issued by government‑related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage‑backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC,
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FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.
CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.
The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
Stripped Mortgage Securities
Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest‑only), while the other class will receive all of the principal ("PO" or principal‑only class). The yield to maturity on IOs, POs and other mortgage‑backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
Certain Funds may also purchase stripped mortgage‑backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed‑income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage‑backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

mortgage‑backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage‑backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage‑backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
OPTIONS
Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over‑the‑counter. Certain Funds may also purchase put and call options.
A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.
When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked‑to‑market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.
A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put."
Over‑the‑counter options ("OTC options") differ from exchange‑traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non‑performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange‑traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options which are illiquid or not readily marketable will be subject to a Fund's limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.
Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.
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PREFERRED STOCKS
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
PRIVATE INVESTMENTS IN PUBLIC EQUITY
A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund's limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
REAL ESTATE INVESTMENT TRUSTS (REITS)
Certain Funds may invest in equity, debt or hybrid REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. Hybrid REITs may invest in equity and debt. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass‑through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the "Code") and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
REPURCHASE AGREEMENTS
Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from Financial institutions such as banks and broker-dealers, which a Subadviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short‑term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book‑entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker‑dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed‑upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds' fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See "Risks of Techniques Involving Leverage" below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.
RISKS OF TECHNIQUES INVOLVING LEVERAGE
Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.
Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).
The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.
SHORT SALES AGAINST THE BOX
Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
SMALL COMPANY STOCKS
Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and are less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
SPECIAL SITUATION COMPANIES
Certain Funds may invest in "special situation companies." Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long‑term growth of capital by investing in better‑known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
STRUCTURED NOTES
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt  securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or
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more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.
SWAP AGREEMENTS
Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S government securities, or high grade debt obligations), to limit any potential leveraging of the Fund's portfolio.
Credit Default Swaps: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.
Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two‑party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid, and thus subject to a Fund's limitation on illiquid investments. Moreover,
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.
TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES
Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately‑operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.
Other types of municipal securities include short‑term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax‑Exempt Commercial Paper, Construction Loan Notes and other forms of short‑term tax‑exempt loans. Such instruments are issued with a short‑term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.
An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
U.S. GOVERNMENT OBLIGATIONS
Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.
Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES
Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax‑exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven‑day maturity.
Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.
WARRANTS AND RIGHTS
Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer‑term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
Certain Funds may purchase securities on a "when‑issued" or "delayed delivery" basis. A Fund will engage in when‑issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When‑issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when‑issued" or "delayed delivery" basis, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment.
Securities purchased on a when‑issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when‑issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a "when‑issued" or "delayed delivery" security before a delivery, any gain would be taxable.
ZERO COUPON AND PAY-IN-KIND SECURITIES
Certain Funds may invest in zero coupon bonds and pay‑in‑kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay‑in‑kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund
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receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.

INVESTMENT RESTRICTIONS

Fundamental Restrictions
The investment objective of any Fund may be changed by the Board of Trustees without shareholder approval. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Additional Information – Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information). All other investment restrictions described in the Prospectus or this Statement of Additional Information may be changed by the Board of Trustees. No Fund may:
1.	Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.
2.	Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).
4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the AZL Morgan Stanley Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:
a)	there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;
b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
d)	personal credit and business credit businesses will be considered separate industries.
5.	Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.
NOTE: The AZL Morgan Stanley Global Real Estate Fund technically is not subject to these limitations since it was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.
6.	Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and polices and may lend portfolio securities in an amount not exceeding one-third of its assets.
7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
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8.	a)	Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.
b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets.
As a non-fundamental policy, the following fund has a more restrictive limit:
AZL Morgan Stanley Global Real Estate Fund	10% (with respect to 8b only)
NOTE: As a non‑fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities which are segregated, held in escrow, or in separate accounts in connection with a Fund's investment practices described in the Funds' Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.
For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.
Non-Fundamental Restrictions
In addition, the Funds are subject to the following non‑fundamental limitations, which may be changed without the vote of shareholders. No Fund may:
1.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.
2.	Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box.
3.	Purchase securities of companies for the purpose of exercising control.
4.	Except as noted otherwise elsewhere in this SAI, invest more than 15% of its net assets in illiquid securities.
5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.
PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.
If a particular Fund changes subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new subadviser. For the year ended December 31, 2015, as reflected in the Financial Highlights section of the prospectus: AZL Pyramis® Total Bond Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds' compliance with the policies.
In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.
Complete portfolio holdings will be included in the Funds' annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds' annual and semi-annual reports and Forms N-Q are available: 1) free on the EDGAR Database on the SEC's website at www.sec.gov; 2) for review or copying, copies subject to a duplication fee, at the SEC's Public Reference Room in Washington, D.C.; 3) by e-mailing your request to publicinfo@sec.gov; or 4) by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Approximately 21 to 45 days after the end of each quarter, the Funds' distributor posts on the Funds' website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund's top holdings (generally, the top 10 to 15 holdings) at quarter-end. Information concerning the Funds' portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds' website one day prior to the use of such printed materials.
The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as is typically provided for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.
In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds' shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds' policies regarding the disclosure of portfolio holdings include the provision that the Funds' investment adviser (Allianz Investment Management LLC), subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.
The Funds' administrator, fund accountant, transfer agent, custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund's independent registered public accountant, KPMG LLP, also has access from time to time to the Fund's portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.
Recipient (holdings)	Frequency	Delay before dissemination
Abel Noser Corp.	Daily	1 Day
Bank of New York Mellon (Fund Custodian), The	Daily	No delay
Barclays Point	Daily	1 Day
Barra Argis System	Daily	1 Day
BBH	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	None
ByAllAccounts, Inc.	Daily	1 Day
Charles River	Daily	1 Day
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	None
Cogent Consulting	Daily	1 Day
Electra	Daily	1 Day
EVARA/SS&C	Daily	No delay
Factset	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	1 Day
Global Trading Analytics, LLC	Monthly	Sent second business day for the prior month's activity
Institutional Shareholder Services ("ISS") (proxy voting services)	Daily	1 Day
Hedgemark	Daily	1 Day
ITG, Inc.	Daily	1 Day
Lipper	Quarterly	31 Calendar days after quarter end
Markit ClearPar	Monthly	Ten days
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
Omego	Daily	No delay
Performance Attribution System	Daily	1 Day
RiskMetrics	Daily	1 Day
S&P	Quarterly	31 Calendar days after quarter end
SmartStream Technologies LTD.	Daily	1 Day
State Street Bank and Trust Company (State Street)	Daily	No delay
Style Research	Monthly	25th calendar day
SunGard Data Systems Inc.	Daily	1 Day
Thomson/Vestek	Quarterly	31 Calendar days after quarter end
Trade Informatics	Daily	1 Day
No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.
On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.
There is no assurance that the Funds' policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The shares of the Trust's Funds are sold on a continuous basis by the Trust's distributor, Allianz Life Financial Services, LLC (the "Distributor "or "ALFS"), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

NET ASSET VALUE
As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see "Shareholder Information – Pricing of Fund Shares") on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
VALUATION OF THE NON‑MONEY MARKET FUNDS
Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Portfolio securities which are primarily traded on foreign exchanges are generally valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over‑the‑counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed‑income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.
All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.
REDEMPTION IN KIND
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust").  The Trustees elect the officers of the Trust to supervise its day‑to‑day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The chairman of the Board of Trustees is Brian Muench who is an "interested person" of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America ("Allianz") and the Manager. Since October 2014, the Trust has a Lead Independent (non-"interested") Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chairman; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.
The Board of Trustees presently is composed of nine members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. All of the independent trustees have served on the Board of Trustees for at least nine years; two independent trustees have served for over fifteen years.
As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust's Manager and subadvisers and the selection and nomination of candidates to the Board of Trustees.
The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.
The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment committees, supervises the Trust's accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust's Manager and subadvisers. The Board of Trustees regularly receives detailed reports from, and has opportunity to question representatives of, the Trust's Chief Compliance Officer, the Trust's independent audit firm, and the Trust's administrator. The Chief Compliance Officer's reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various subadvisers.
The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.
•	The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met two times during the last fiscal year. Mr. Reeds serves as chair of the Audit Committee. The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.
•	The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Gelfenbien and Mr. McClean serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.
•	The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met one time during the last fiscal year. Ms. Leonardi serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

•	The Investment Policy Committee consists of Darin Egbert, Brian Muench, Michael J. Tanski, Brian Mong, and Timothy Meyer. The Investment Policy Committee monitors the Trust's investment policies and advisory issues, including commission recapture, securities lending, proxy voting and subadviser compliance, and provides recommendations to the Board. This committee met 12 times during the last fiscal year.
•	The Valuation Policy Committee consists of Brian Muench, Darin Egbert, Neil C. Gonzales, Morris Engel, Jeremy German, Stacy Jenniges, Charlie W. Schaub, Gregory Walter, Brian Mong, Timothy Meyer, and Collin Engebretson. The Valuation Policy Committee monitors the assets of the Trust and, when necessary, determines the fair value of securities held by the Funds of the Trust. This committee met 12 times during the last fiscal year.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are an "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
NON-INTERESTED TRUSTEES(1)
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49
Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.
INTERESTED TRUSTEES(3)
Robert DeChellis, Age 49 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	49	None
The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:
Mr. Burnim – Brings to the Board of Trustees over 40 years of experience in management and director positions in the financial services industry. Mr. Burnim's management experience includes over 25 years in various senior management positions for Citibank/Citicorp's Corporate and Investment banking sectors and approximately ten years as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.
Ms. Ettestad – Brings to the Board of Trustees over 20 years of senior management experience, including over ten years of experience in senior management positions specifically at insurance providers and other financial service firms. Ms. Ettestad's subject matter expertise includes creation and analysis of financial systems and design and implementation of Sarbanes Oxley compliance and control processes, both directly applicable to the Board's supervision of the Trust's finance and compliance functions.
Mr. Gelfenbien – Brings to the Board of Trustees nearly 20 years of experience as partner and managing partner at Anderson Consulting (now Accenture), where his clients included governments, insurance companies and banks. Mr. Gelfenbien also has substantial board experience, including service on the boards of the Virtus Funds, Phoenix Companies, Edge Series Mutual Funds, and Webster Bank, as well as on the University of Connecticut Board of Trustees. Mr. Gelfenbien therefore brings to the Board of Trustees his considerable knowledgeable of the mutual fund and insurance industries in which the Trust functions and his knowledge of Board governance matters.
Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children's Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledgeable of the securities and insurance industries in which the Trust functions and in Board governance matters.
Mr. Lewis – Brings to the Board of Trustees over 35 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 20 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledgeable of Board governance matters.
Mr. McClean – Brings to the Board of Trustees approximately 30 years of experience in senior management positions at various companies, including, most recently, as Managing Director at a private firm providing risk management and strategic planning advice to clients, including major financial services firms. Mr. McClean also has significant prior board experience with a variety of companies, including Cyrus Reinsurance, PNMAC Mortgage Opportunity Fund LLC and Energy Capital, LLC. Mr. McClean therefore brings considerable knowledgeable of Board governance matters.
Mr. Reeds – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including nine years as Chief Investment Officer. Mr. Reeds also served as Chief Executive Officer of Conning Corporation (an investment bank) for the six months before its sale to Metropolitan Life. Mr. Reeds' prior board service includes Conning Corporation, Connecticut Water Service and Lyme Academy College of Fine Arts. Mr. Reeds therefore brings to the Board, and to his role as the Board's audit committee financial expert, considerable experience in the securities industry and Board governance matters and considerable knowledge in investments.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Mr. DeChellis – Employed as President and of the Trust's distributor, which is also the distributor of the Allianz Life variable insurance products through which the Trust is offered and sold. Mr. DeChellis has served in senior management positions for several years at various other insurance companies. Mr. DeChellis brings to the Board of Trustees not only his significant expertise in variable insurance product and mutual fund distribution, but also his day-to-day working knowledge of the strategic direction of Allianz Life and its variable insurance products.
Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisers and addition of new subadvisers within the investment option line-up. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.
OFFICERS
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402‑1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 53 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14
Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an "interested person", as defined by the 1940 Act, due to employment by Allianz.
(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust's Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2015.
Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Roger A. Gelfenbien 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peter W. McClean 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Arthur C. Reeds III 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Robert DeChellis 5701 Golden Hills Drive Minneapolis, MN 55416
AZL BlackRock Global Allocation Fund - $1 - $10,000
AZL JPMorgan International Opportunities Fund - $50,001 - $100,000
AZL MFS Value Fund - $50,001 - $100,000
AZL T. Rowe Price Capital Appreciation Fund - over - $100,000
AZL Balanced Index Strategy Fund - over - $100,000
AZL DFA Multi-Strategy Fund - $10,0001 - $$50,000
AZL MVP BlackRock Global Allocation Fund - $50,001 - $100,000
AZL MVP T. Rowe Price Capital Appreciation Fund - $50,001 - $100,000
Over $100,000
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2015.
Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Roger A. Gelfenbien	N/A	N/A	None	N/A	N/A
Arthur C. Reeds III	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
Peter W. McClean	N/A	N/A	None	N/A	N/A

The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2015. No executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2015, in excess of $60,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out‑of‑pocket expenses relating to attendance at meetings.
COMPENSATION TABLE 1/1/2015 THROUGH 12/31/2015
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$99,516	$-	N/A	$163,000
Peggy L. Ettestad	$114,443	$-	N/A	$187,450
Roger A. Gelfenbien	$99,516	$-	N/A	$163,000
Arthur C. Reeds III	$99,516	$-	N/A	$163,000
Peter W. McClean	$99,516	$-	N/A	$163,000
Claire R. Leonardi	$99,516	$-	N/A	$163,000
Dickson W. Lewis	$99,307	$-	N/A	$163,000
INTERESTED TRUSTEES
Robert DeChellis	$-	$-	N/A	$-
Brian Muench	$-	$-	N/A	$-
TRUSTEE HOLDINGS
As of July 31, 2016, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of July 31, 2016, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:
Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**
AZL International Index Fund	92.90%	7.10%
AZL Mid Cap Index Fund	94.89%	5.11%
AZL Morgan Stanley Global Real Estate Fund	96.01%	–
AZL Pyramis® Total Bond Fund	85.51%	14.49%
AZL Russell 1000 Growth Index Fund	85.58%	14.42%
AZL Russell 1000 Value Index Fund	84.45%	15.55%
AZL Small Cap Stock Index Fund	96.72%	–
*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55440
**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005‑1423
The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the "Separate Accounts") or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.
THE MANAGER
Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America ("Allianz Life") is the sole owner of the Manager.
For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust's Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:
Name of Fund	Gross Management Fee
AZL International Index Fund	0.35%
AZL Mid Cap Index Fund	0.25%
AZL Morgan Stanley Global Real Estate Fund	0.90%
AZL Pyramis® Total Bond Fund	0.50%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL Small Cap Stock Index Fund	0.26%
The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may be terminated at any time.
Name of Fund	Management Fee
AZL Russell 1000 Growth Index Fund	0.39% on all assets*
AZL Russell 1000 Value Index Fund	0.39% on all assets*
* Effective as of May 1, 2016
The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.
The Manager separately has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest ("acquired fund fees and expenses").  Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.
The Manager may request and receive reimbursement ("recoupment") from the Fund for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.
The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2018, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:
	Expense Limitation for Fund
Name of Fund	Class 1	Class 2
AZL International Index Fund	0.52%	0.77%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Morgan StanleyGlobal Real Estate Fund	1.10%	1.35%
AZL Pyramis® Total Bond Fund	0.70%	0.95%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL Small Cap Stock Index Fund	0.46%	0.71%
Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one‑year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.
The Funds' management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:
	Period Ended December 31, 2015			Period Ended December 31, 2014			Period Ended December 31, 2013
Fund	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived
AZL International Index Fund	2,380,767	-	37,705	2,956,173	162,211	-	2,360,348	202,224	-
AZL Mid Cap Index Fund	1,148,783	-	-	1,303,874	-	-	1,008,552	15,938	-
AZL Morgan Stanley Global Real Estate Fund	1,578,900	-	-	1,696,092	-	-	1,661,930	-	-
AZL Pyramis® Total Bond Fund	2,290,423	-	-	1,981,661	-	-	1,779,153	-	-
AZL Russell 1000 Growth Index Fund	497,771	-	-	579,788	-	-	616,114	-	-
AZL Russell 1000 Value Index Fund	912,995	-	-	939,140	-	-	913,864	-	-
AZL Small Cap Stock Index Fund	832,170	-	-	973,417	7,655	-	843,978	-	-
*	Recoupment of prior expenses reimbursed by the Manager is included in the amount shown under Management Fees Earned.
Pursuant to separate agreements effective July 1, 2014 between the Funds and the Manager, the Manager provides a Chief Compliance Officer ("CCO") and certain compliance oversight and filing services to the Trust.  Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as "Administrative and compliance service fees" in the Funds' annual and semiannual reports.
THE SUBADVISERS
The Manager has entered into agreements (the "Subadvisory Agreements") with various Subadvisers with respect to each Fund managed by the Manager.
Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser's asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager's selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust.
Each Subadviser's performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.
The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more subadvisers without investor or shareholder approval.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.
Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager's investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back‑up subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager's compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including an on-site compliance visit.  A number of "red flags" signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser's ability to meet investment objectives. The Manager monitors "back‑up" subadvisers for each investment class so that, should a subadviser change be warranted, the transition can be effected on a timely basis.
Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day‑to‑day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the AZL Morgan Stanley Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.
The following table shows each Fund, its Subadviser and the rate paid based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2015.
Fund	Subadviser	Subadvisory Fee*
AZL International Index Fund	BlackRock Investment Management, LLC	.06%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	.02%
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management, Inc.	.58%
AZL Pyramis® Total Bond Fund	FIAM LLC	.20%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	.04%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	.04%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	.02%
*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.
Fund	Rate
Average Daily Net Assets (for Breakpoints)
AZL International Index Fund	First $300 million	Thereafter
0.080%	0.040%
AZL Mid Cap Index Fund*	First $300 million	Thereafter
0.040%	0.020%
AZL Morgan Stanley Global Real Estate Fund	First $200 million	Thereafter
0.500%	0.400%
AZL Pyramis® Total Bond Fund	First $100 million	Next $400 million	Thereafter
0.250%	0.180%	0.130%
AZL Russell 1000 Growth Index Fund	First $300 million	Thereafter
0.040%	0.020%
AZL Russell 1000 Value Index Fund	First $300 million	Thereafter
0.040%	0.020%
All Assets
0.600%
If average monthly AUM fails below $150 million, the Rate will be 0.650% on all assets
AZL Small Cap Stock Index Fund*	First $300 million	Thereafter
0.040%	0.020%
*	Assets in these funds are aggregated for purposes of computing Subadviser's compensation for those funds.
The table below presents the subadvisory fees earned by the subadvisers of each of the funds for the last 3 fiscal years.
Fund	Subadvisory Fees Earned for the fiscal year or period ended:
	December 31, 2015	December 31, 2014	December 31, 2013
AZL International Index Fund	392,118	457,788	389,946
AZL Mid Cap Index Fund	104,462	116,544	92,740
AZL Morgan Stanley Global Real Estate Fund	1,025,279	1,130,879	1,108,075
AZL Pyramis® Total Bond Fund	894,550	735,804	659,642
AZL Russell 1000 Growth Index Fund	45,258	52,722	56,078
AZL Russell 1000 Value Index Fund	82,982	85,392	83,167
AZL Small Cap Stock Index Fund	72,761	83,639	74,623
BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Management, LLC ("BlackRock Investment") has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
FIAM LLC
FIAM LLC ("FIAM") has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM and its group of affilitaes managed approximately $61.575 billion in assets worldwide as of December 31, 2015. FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, "Fidelity Investments").
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
Morgan Stanley Investment Management Inc. ("MSIM") is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $406 billion under management or supervision as of December 31, 2015. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund's assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

OTHER MANAGED ACCOUNTS
Brian Muench, President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). As of December 31, 2015, aggregate assets under management in the FOF Trust was $10.28 billion.
The following chart reflects information at December 31, 2015 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund's subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.
Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL International Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Mid Cap Index Fund	Alan Mason	296 / $668.2 billion	406 / $500.7 billion	505 / $471.0 billion
	Greg Savage	305 / $680.4 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Morgan Stanley Global Real Estate Fund	Theodore R. Bigman	13/$6.1 billion	26/$9.1 billion	50/$6.6 billion; Separate accounts with performance-based fees: 13/$1.0 billion
	Michiel te Paske	7/$3.5 billion	17/$7.5 billion	42/$5.3 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Sven van Kemenade	7/$3.5 billion	17/$7.5 billion	42/$5.3 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Angeline Ho	7/$3.5 billion	17/$7.3 billion	41/$5.2 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Bill Grant	10/$5.6 billion	18/$7.6 billion	45/$5.4 billion; Separate accounts with performance-based fees: 10/$399.8 million
	Desmond Foong	7/$3.5 billion	17/$7.2 billion	41/$5.2 billion; Separate accounts with performance-based fees: 9/$327.4 million
AZL Pyramis® Total Bond Fund	Ford O'Neil	13 / $85.9 billion	9 / $7.5 billion	5 / $1.9 billion
	Michael Plage	5 / $7.7 billion	5 / $1.8 billion	22 / $16 billion
AZL Russell 1000 Growth Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Russell 1000 Value Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Small Cap Stock Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	Time and attention – The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•	Limited investment opportunities – If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.
•	Brokerage allocation – With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•	Pursuit of differing strategies – At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
•	Variation in compensation – Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
PORTFOLIO MANAGER COMPENSATION
The following section includes portfolio manager compensation information as of December 31, 2015, for the Manager and each of the Subadvisers.
THE MANAGER
Allianz Investment Management LLC ("AIM LLC")
The portfolio manager's cash compensation consists of a fixed, market-based salary, an annual incentive bonus and compensation under a long-term performance incentive plan (known as ALT-PUP). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee's individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life Insurance Company of North America, and on the employee's individual
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

performance. Eligibility for compensation under the ALT-PUP is based on the employee's level in the organization and individual performance. The employee may be awarded ALT-PUP units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee's individual performance. ALT-PUP units are valued and paid out over the three years following the award, with one-third of the award valued and paid each year. The actual value of the ALT-PUP units in any year is based primarily on the overall financial performance relative to business goals of the Manager and its parent.
Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager's ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.
Portfolio manager compensation is not based on the value of the assets held in the Funds' portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers' performance, and the portfolio manager's individual performance is a factor in the determination of cash compensation, as described above.
THE SUBADVISERS
BlackRock Investment Management, LLC
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers' compensation as of December 31, 2015.
BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation – Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Antonelli and Dickstein
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
David Antonelli	A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Mason, Savage, Jue, and Ms. Aguirre
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Chamby, Roldan and Stattman
Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program.  The team's formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
Discretionary Incentive Compensation – Mr. Kemp
Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large Cap Growth fund classification, Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation – Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards – From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.
Deferred Compensation Program – A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products.  Any portfolio manager who is either a managing director or
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits – In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Antonelli and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Antonelli and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
FIAM LLC
Ford O'Neil is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. Michael Plage is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. As of December 31, 2015, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
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Each portfolio manager's base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate's taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager's bonus that is linked to the investment performance of AZL Pyramis® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Barclays U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM's' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Morgan Stanley Investment Management, Inc.
Portfolio Manager Compensation Structure
Morgan Stanley's compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

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•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants' interests with the interests of the Advisor's clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Adviser or its affiliates.  Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event).  Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in "cause" (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm's consolidated financial results; constitutes a violation of the Firm's Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	Team, product and/or Investment Management performance
•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which is measured against the applicable benchmark(s) over one, three and five year periods).
•	Individual contribution and performance
The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm's material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS
At December 31, 2015, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.
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AFFILIATED PERSONS
The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.
Name	Position with Trust	Position with the Manager
Brian J. Muench	Chairman, Trustee, and President	Governor and President
Christopher Pheiffer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Corporate Compliance Director
Michael J. Tanski	Vice President, Operations	Assistant Vice President, Operations
Darin Egbert	Vice President, Investments	Assistant Vice President
PORTFOLIO TRANSACTIONS
Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over‑the‑counter market are generally principal transactions with dealers. With respect to the over‑the‑counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.
Consistent with achieving best execution, a Fund may participate in so-called "commission recapture" programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Fund's Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds.
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While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.
Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2015	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2014	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2013
AZL International Index Fund	154,582	45,321	45,672
AZL Mid Cap Index Fund	73,134	10,655	19,274
AZL Morgan Stanley Global Real Estate Fund	125,868	163,887	166,881
AZL Pyramis® Total Bond Fund	613	434	-
AZL Russell 1000 Growth Index Fund	3,978	5,755	9,537
AZL Russell 1000 Value Index Fund	3,451	4,791	25,554
AZL Small Cap Stock Index Fund	32,466	9,727	13,145
Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.
AFFILIATED BROKERS
The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadvisor.
Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2015	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2014	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2013
BNY Mellon Securities LLC	$28,551	$16,031	$37,760
Fidelity Brokerage Services, LLC	1,185	5,031	-
JPMorgan Securities, Inc.	319,595	380,734	-
Morgan Stanley & Co.	427,830	533,618	34
Oppenheimer & Co.	10,508	28,113	6,048
Pershing LLC	11,457	204	4,054
Wells Fargo Funds Distrubutor, LLC	27,136	42,500	-
The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2015.
Name of Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid for Fiscal Year Ended December 31, 2015	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions for the Fiscal Year Ended December 31, 2015
BNY Mellon Securities LLC	0.50%	0.42%
Fidelity Brokerage Services, LLC	0.02%	0.04%
JPMorgan Securities, Inc.	5.65%	7.67%
Morgan Stanley & Co.	7.56%	7.79%
Oppenheimer & Co.	0.19%	0.08%
Pershing LLC	0.20%	0.07%
Wells Fargo Funds Distributor, LLC	0.48%	0.24%
Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

redemptions or to meet payment obligations when a portfolio transaction "fails" due to circumstances beyond a Fund's control.
At December 31, 2015, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:
Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/15
AZL International Index Fund	Credit Suisse	1,776,889
AZL International Index Fund	Deutsche Bank AG	1,554,169
AZL International Index Fund	UBS AG	3,286,534
AZL International Index Fund	Natixis	235,795
AZL Morgan Stanley Global Real Estate Fund	Deutsche Bank AG	878,711
AZL Pyramis® Total Bond Fund	Bank of America Corp.	7,881,315
AZL Pyramis® Total Bond Fund	Citigroup, Inc.	5,409,055
AZL Pyramis® Total Bond Fund	Credit Suisse	2,508,796
AZL Pyramis® Total Bond Fund	Deutsche Bank AG	900,591
AZL Pyramis® Total Bond Fund	Goldman Sachs Group, Inc.	398,844
AZL Pyramis® Total Bond Fund	JPMorgan Chase & Co.	12,492,598
AZL Pyramis® Total Bond Fund	Morgan Stanley	4,934,531
AZL Pyramis® Total Bond Fund	UBS AG	4,511,333
AZL Russell 1000 Growth Index Fund	Bank of New York Mellon Corp.	47,321
AZL Russell 1000 Value Index Fund	Bank of America Corp.	3,420,714
AZL Russell 1000 Value Index Fund	Bank of New York Mellon Corp.	798,060
AZL Russell 1000 Value Index Fund	Citigroup, Inc.	3,038,812
AZL Russell 1000 Value Index Fund	Natixis	5,668,273
AZL Russell 1000 Value Index Fund	Goldman Sachs Group, Inc.	1,506,903
AZL Russell 1000 Value Index Fund	JPMorgan Chase & Co.	4,742,407
AZL Russell 1000 Value Index Fund	Morgan Stanley	943,739
AZL Russell 1000 Value Index Fund	State Street Corp.	528,756
Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.
ADMINISTRATOR AND FUND ACCOUNTANT
Citi Fund Services Ohio, Inc. ("CFSO"), whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the "Administrator") and fund accountant (the "Fund Accountant") to the Trust pursuant to an Amended Services Agreement dated January 1, 2015 (the "Services Agreement"), as amended.
As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N‑SAR and N-CSR or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust's custodian, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.
Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.
CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.05% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion; and (b) a fee of either $5,000 or $7,500 per Fund (depending on the number of securities held by the Fund) for fair value support services. The fees under (a) above are subject to a minimum fee of $60,000 per year for each Fund.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $85,000 from the Trust for compliance services provided under the terms of the Services Agreement.
For the fiscal year ended December 31, 2015, CFSO was entitled to receive and waived administration fees from the Funds as follows:
Fund	Service Fees Earned	Service Fees Waived
AZL International Index Fund	304,103	-
AZL Mid Cap Index Fund	126,795	-
AZL Morgan Stanley Global Real Estate Fund	76,508	-
AZL Pyramis® Total Bond Fund	200,213	-
AZL Russell 1000 Growth Index Fund	40,680	-
AZL Russell 1000 Value Index Fund	68,332	-
AZL Small Cap Stock Index Fund	94,547	-
The Services Agreement shall continue in effect until December 31, 2018, and thereafter renew for successive one‑year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust's Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days' written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.
DISTRIBUTOR
Allianz Life Financial Services, LLC ("ALFS"), an affiliate of the Manager, whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of August 28, 2007 (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds' shares from bona fide investors and may
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
The Distribution Agreement was last approved by the Trust's Board of Trustee's (including a majority of such Trustee's who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on December 2, 2015. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one‑year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by ALFS on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.
Distribution Plan – A Distribution Plan (the "Plan") has been adopted by each of the Funds pursuant to Rule 12b‑1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.
The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund's average net assets. For the Multi-Class Funds payments to the Distributor may be made only on assets attributable to Class 2 Shares.
For the fiscal year or period ended December 31, 2015, the following 12b‑1 fees shown as earned and waived for the Funds were:
Fund	12b‑1 Fees Earned	12b‑1 Fees Waived
AZL International Index Fund (Class 2)	1,700,552	–
AZL Mid Cap Index Fund(Class 2)	1,148,783	–
AZL Morgan Stanley Global Real Estate Fund (Class 2)	438,583	–
AZL Pyramis® Total Bond Fund (Class 2)	1,145,212	–
AZL Russell 1000 Growth Index Fund (Class 2)	282,824	–
AZL Russell 1000 Value Index Fund (Class 2)	518,746	–
AZL Small Cap Stock Index Fund (Class 2)	800,160	–
Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to the Plan's maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.
The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not "interested persons" of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan's continuance was most recently approved by the Board of Trustees on December 2, 2015.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.
The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:
Fund	Date
AZL International Index Fund	February 21, 2009
AZL Mid Cap Index Fund	February 21, 2009
AZL Morgan Stanley Global Real Estate Fund	February 25, 2006
AZL Pyramis® Total Bond Fund	June 12, 2012
AZL Russell 1000 Growth Index Fund	February 20, 2010
AZL Russell 1000 Value Index Fund	February 20, 2010
AZL Small Cap Stock Index Fund	February 23, 2007
CUSTODIAN
The Bank of New York Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, serves as custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under "Other Expenses" in the Fees and Expenses table for each Fund.
TRANSFER AGENT
As of March 15, 2016, FIS Investor Services LLC, whose principal location of business is 4249 Easton Way Suite 400, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust, assigned to FIS April 1, 2015. FIS also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, FIS performs the following services in connection with each Fund's shareholders of record: maintains shareholder records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, and processes dividend payments and reinvestments. Prior to March 15, 2016, SunGard Investor Services, LLC served as transfer agent to the Trust and to the FOF Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP ("KPMG"), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.
LEGAL COUNSEL
Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.
CODES OF ETHICS
Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust's registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act.
LICENSING ARRANGEMENTS
AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds")
The AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P's only relationship to the Manager (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining,
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the "AZL Russell Index Funds")
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments ("Russell").  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES
The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 36 series, each previously named and defined collectively as the "Funds." Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds' shares.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will be held when required by law, when or at such time as less than a majority of Trustees holding office have been elected by shareholders, or at such other time as the Trustees then in office deem it appropriate to call a shareholders' meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.
The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.
Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund's date of inception and any previous names:
Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL International Index Fund	4/27/09
AZL Mid Cap Index Fund	4/27/09
AZL Morgan Stanley Global Real Estate Fund	5/1/06	AZL Van Kampen Global Real Estate Fund	5/1/06 to 6/1/10
AZL Pyramis® Total Bond Fund	9/5/12	AZL Pyramis® Core Bond Fund	9/5/12 to 4/27/15
AZL Russell 1000 Growth Index Fund	4/30/10
AZL Russell 1000 Value Index Fund	4/30/10
AZL Small Cap Stock Index Fund	5/1/07
VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds' Prospectus and in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.
ADDITIONAL TAX INFORMATION
Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends‑received deduction for corporations.
A non‑deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar‑year distribution requirements (regardless of whether they otherwise have a non‑calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one‑year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non‑deductible excise tax equal to 4% of the deficiency.
As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards ("CLCFs") as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.
Pre-effective CLCFs subject to expiration:
Fund	Amount	Expires
AZL International Index Fund	55,890,176	12/31/2016
AZL Morgan Stanley Global Real Estate Fund	15,467,183	12/31/2017
The Fund will be required in certain cases to withhold and remit to the United States Treasury 28% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.
Dividends of investment company taxable income (including net short‑term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends‑received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long‑term capital gains over net short‑term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends‑received deduction and will generally be taxable to shareholders as long‑term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long‑term or short‑term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long‑term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.
A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over‑the‑counter options on debt securities and certain equity options, including options on stock and on narrow‑based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long‑term or short‑term capital gain or loss upon lapse of the option or sale of the underlying stock or security.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non‑equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked‑to‑market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked‑to‑market positions at fiscal year-end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long‑term capital gain or loss and 40% short‑term capital gain or loss. The effect of Section 1256 mark‑to‑market may be to accelerate income or to convert what otherwise would have been long‑term capital gains into short‑term capital gains or short‑term capital losses into long‑term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.
When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short‑term capital losses into long‑term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non‑Section 1256 position, which may reduce or eliminate the operation of these straddle rules.
Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.
In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non‑hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.
The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.
However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.
Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.
Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.
The Funds may invest in non‑U.S. corporations, which may be treated as "passive foreign investment companies" ("PFICs") under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non‑U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund's shareholders. Therefore, the payment of this tax would reduce such Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
PERFORMANCE INFORMATION
From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one‑month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.
In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve‑month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non‑recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.
Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.
Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

YIELDS OF THE NON‑MONEY MARKET FUNDS
Yields of each of the Non‑Money Market Funds will be computed by analyzing net investment income per share for a recent thirty‑day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non‑Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.
CALCULATION OF TOTAL RETURN
Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.
MISCELLANEOUS
Individual Trustees are elected by the shareholders and, subject to removal by a vote of two‑thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two‑thirds of the shares then outstanding.
The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.
The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.
Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi‑annual financial statements and year‑end financial statements audited by the Trust's independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.
The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.
The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax‑deferred and taxable investments; Fund performance and how such performance may compare to various market indices;
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.
The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.
FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2015, are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund's website at https://www.allianzlife.com or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.

APPENDIX A

COMMERCIAL PAPER RATINGS
A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:
"A‑1" – Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A‑2" – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A‑1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A‑3" – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B" – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"C" – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.
"D" – Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

"Prime‑1" – Issuers (or supporting institutions) have a superior ability for repayment of senior short‑term debt obligations. Prime‑1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well‑established access to a range of financial markets and assured sources of alternate liquidity.
"Prime‑2" – Issuers (or supporting institutions) have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
"Prime‑3" – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short‑term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
"Not Prime" – Issuers do not fall within any of the rating categories.
The three rating categories of Duff & Phelps for investment grade commercial paper and short‑term debt are "D‑1," "D‑2" and "D‑3." Duff & Phelps employs three designations, "D‑1+," "D‑1" and "D‑1‑," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:
"D‑1+" – Debt possesses the highest certainty of timely payment. Short‑term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk‑free U.S. Treasury short‑term obligations.
"D‑1" – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
"D‑1" – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
"D‑2" – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
"D‑3" – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
"D‑4" – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
"D‑5" – Issuer has failed to meet scheduled principal and/or interest payments.
Fitch IBCA short‑term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short‑term obligations:
"F1" – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.
"F2" – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."
"F3" – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near‑term adverse changes could result in a reduction to non‑investment grade.
"B" – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near‑term adverse changes in financial and economic conditions.
"C" – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

"D" – Securities are in actual or imminent payment default.
Thomson BankWatch short‑term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:
"TBW‑1" – This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.
"TBW‑2" – This designation represents Thomson BankWatch's second‑highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW‑1."
"TBW‑3" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
"TBW‑4" – This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non‑investment grade and therefore speculative.
CORPORATE AND LONG‑TERM DEBT RATINGS
The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:
"AAA" – An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA" –An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A" – An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB" – An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC" and "C" – Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB" – Debt is less vulnerable to non‑payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B" – Debt is more vulnerable to non‑payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC" – Debt is currently vulnerable to non‑payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC" – An obligation rated "CC" is currently highly vulnerable to non‑payment.
"C" – The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
"D" – An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

PLUS (+) OR MINUS (‑)– The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
"r" – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non‑credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest‑only and principal‑only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
The following summarizes the ratings used by Moody's for corporate and municipal long‑term debt:
"Aaa" – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa" – Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high‑grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long‑term risks appear somewhat larger than in "Aaa" securities.
"A" – Bonds possess many favorable investment attributes and are to be considered as upper medium‑grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa" – Bonds are considered as medium‑grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
"Ba," "B," "Caa," "Ca" and "C" – Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.
Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.
The following summarizes the long‑term debt ratings used by Duff & Phelps for corporate and municipal long‑term debt:
"AAA" – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk‑free U.S. Treasury debt.
"AA" – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
"A" – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
"BBB" – Debt possesses below‑average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
"BB," "B," "CCC," "DD" and "DP" – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major categories.
The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:
"AAA" – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.
"AA" – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A" – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.
"BBB" – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.
"BB" – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
"B" – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
"CCC," "CC" and "C" – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.
"DDD," "DD" and "D" – Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.
To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major rating categories.
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non‑bank banks; non‑United States banks; and broker‑dealers. The following summarizes the rating categories used by Thomson BankWatch for long‑term debt ratings:
"AAA" – This designation represents the highest category assigned by Thomson BankWatch to long‑term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
"AA" – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
"A" –This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BBB" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BB," "B," "CCC" and "CC" – These designations are assigned by Thomson BankWatch to non‑investment grade long‑term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
"D" – This designation indicates that the long‑term debt is in default.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

PLUS (+) OR MINUS (‑) – The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policy and Procedures (revised effective June 15, 2016)
I.	Policy
A.	Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the "VIP Trust") and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust," and together with the VIP Trust, the "Trusts") seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a "Fund") in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.
B.	Delegation of Proxy Voting. The Board of Trustees (the "Board") of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board's oversight responsibility and the obligations of the Trusts' officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC ("AIM") and by those investment advisers retained by AIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a "Subadviser"). Accordingly, the Board hereby delegates to AIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AIM or such Subadviser, subject to the continuing oversight of the Board(1) (hereafter, AIM and the Subadvisers may, as appropriate, be referred to individually as a "Manager" or collectively as the "Managers").
(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
C.	Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AIM, as an integral part of those services provided by AIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser's fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines ("Proxy Voting Policies") adopted by such Subadviser.
II.	Procedures
A.	Manager Proxy Voting Policies; Board Oversight. The Proxy Voting Policies of each Manager are incorporated by reference herein. The officers of the Trusts shall obtain from each Manager the Proxy Voting Policies adopted by such Manager. Generally, a Manager's Proxy Voting Policies initially shall be presented to the Board for review and approval not later than the Board meeting at which the agreement dealing with the services to be provided by the Manager is submitted for the Board's review and approval. Thereafter, Proxy Voting Policies or a summary thereof for each Manager shall be presented to the Board at least annually for its review and approval. The Trusts' officers shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Manager.
B.	Specific Matters.
1.	Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Policies provided to the Trusts by Managers, the Trusts' officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trusts would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trusts may direct the Manager how to vote. In directing a Manager how to vote, the Trusts may rely on one or more of the following
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trusts on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trusts.
2.	Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager or the Trusts.
3.	Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party ("Loaned Securities"). Currently, only the VIP Trust participates in securities lending. Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. Because the right to vote a proxy with respect to the securities that each Fund holds is an important asset of that Fund, particularly, although not exclusively, with respect to proxies involving important or material events, it is the policy of the Trusts that it will direct the securities lending agent(s) to use reasonable efforts to recall Loaned Securities for the purpose of voting all proxies
The Trusts recognize that the ability to timely recall shares for proxy voting purposes requires the cooperation of the securities lending agent(s) and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall Loaned Securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities. The Trusts and their securities lending agent(s), and not the Managers, are responsible for recalling Loaned Securities.
4.	Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund's best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner's ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.
5.	Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies ("Underlying Funds") which may be advised by the Fund's Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund's board.
C.	Voting Record Reporting.
1.	Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.
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2.	Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust's Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.
III.	Revocation
The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.
IV.	Disclosures
A.	Each of the Trusts shall include in its registration statement:
1.	Either copies of or a description of this policy and of each Manager's Proxy Voting Policies; and
2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
B.	Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:
1.	A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust's Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.
2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures (revised December 1, 2010)
The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Allianz Investment Management LLC ("AZIM"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")(1). AZIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act")(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AZIM and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff.
(1)	These Policies and Procedures are adopted by AZIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
AZIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. AZIM's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AZIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).
(3)	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AZIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
Set forth below are AZIM's Policies and Procedures with respect to any voting or consent rights of advisory clients over which AZIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AZIM's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
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AZIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
Conflicts of Interest
AZIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AZIM will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:
1.	convening an ad-hoc committee to assess and resolve the conflict(4)
(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.
2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.
AZIM will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law or otherwise approved by AZIM, AZIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AZIM will disclose to its clients or the entity delegating the voting authority to AZIM for such clients (for example, trustees or consultants retained by the client), how AZIM voted such client's proxy. In addition, AZIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AZIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AZIM voted that client's proxies is available upon request.
Record Keeping
AZIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AZIM on behalf of a client; (4) a copy of any document created by AZIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AZIM to any (written or oral) client request for such records. Additionally, AZIM or its agent maintains any documentation related to an identified material conflict of interest.
Proxy voting books and records are maintained by AZIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AZIM or its agent.
Review and Oversight
AZIM's proxy voting procedures are described below. AZIM's compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.
1.	Receipt of Proxies by AZIM. AZIM's operations group generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).
2.	Conflicts of Interest. AZIM's operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AZIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AZIM, or if a client or affiliate has actively solicited AZIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AZIM's Valuation and Investment Policy Committee (the "VIP Committee").
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However, if a conflict does exist, AZIM's compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.
3.	Vote. The VIP Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AZIM's operations group.
4.	Transmittal to Third Parties. AZIM will document the VIP Committee's decision for each proxy received in a format designated by the custodian bank or other third party service provider. AZIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AZIM's response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.
5.	Information Barriers. Certain entities controlling, controlled by, or under common control with AZIM ("Affiliates") may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AZIM personnel and AZIM's agents are prohibited from disclosing information regarding AZIM's voting intentions to any Affiliate. Any AZIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AZIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.
Certain personnel performing duties for AZIM also are employed by and perform duties for Allianz Life Insurance Company of North America ("AZL"), which owns AZIM. In certain circumstances, AZIM personnel involved in the process of voting proxies on behalf of AZIM's client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AZIM's compliance group, which will be responsible to ensure that the interests of AZIM's clients are protected and that any conflicts of interest are identified and resolved.
Categories of Proxy Voting Issues
In general, AZIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AZIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AZIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AZIM believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of AZIM's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AZIM, and a non-exhaustive list of factors that AZIM may consider in determining how to vote the client's proxies.
Board of Directors
1.	Independence. AZIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
2.	Director Tenure and Retirement. AZIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
3.	Nominations in Elections. AZIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
4.	Separation of Chairman and CEO Positions. AZIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
5.	D&O Indemnification and Liability Protection. AZIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
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6.	Stock Ownership. AZIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.
Proxy Contests and Proxy Contest Defenses
1.	Contested Director Nominations. AZIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
2.	Reimbursement for Proxy Solicitation Expenses. AZIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
3.	Ability to Alter the Size of the Board by Shareholders. AZIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
4.	Ability to Remove Directors by Shareholders. AZIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies
5.	Cumulative Voting. AZIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.
6.	Supermajority Shareholder Requirements. AZIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.
Tender Offer Defenses
1.	Classified Boards. AZIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
2.	Poison Pills. AZIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
3.	Fair Price Provisions. AZIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.
Capital Structure
1.	Stock Authorizations. AZIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
2.	Issuance of Preferred Stock. AZIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
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3.	Stock Splits. AZIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
4.	Reverse Stock Splits. AZIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.
Executive and Director Compensation
1.	Stock Option Plans. AZIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
2.	Director Compensation. AZIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
3.	Golden and Tin Parachutes. AZIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.
State of Incorporation
State Takeover Statutes. AZIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
Mergers and Restructurings
1.	Mergers and Acquisitions. AZIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AZIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AZIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AZIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AZIM may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Investment Company Proxies
Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AZIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
For a client that is invested in an investment company that is advised by AZIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AZIM and the investment company), AZIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
1.	Election of Directors or Trustees. AZIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.
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2.	Converting Closed-End Fund to Open-End Fund. AZIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
3.	Proxy Contests. AZIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
4.	Investment Advisory Agreements. AZIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
5.	Policies Established in Accordance with the 1940 Act. AZIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
6.	Changing a Fundamental Restriction to a Non-Fundamental Restriction. AZIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.
7.	Rule 12b-1 Plans. AZIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
8.	Names Rule Proposals. AZIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
9.	Disposition of Assets/Termination/Liquidation. AZIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.
10.	Changes to Charter Documents. AZIM may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
11.	Changing the Domicile of a Fund. AZIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.
12.	Change in Fund's Subclassification. AZIM may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.
Distressed and Defaulted Securities
1.	Waivers and Consents. AZIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. AZIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.
Miscellaneous Provisions
1.	Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." AZIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may
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properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AZIM's responsibility to consider actions before supporting them.
2.	Equal Access. AZIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
3.	Charitable Contributions. AZIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.
4.	Special Interest Issues. AZIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

BLACKROCK

Proxy Voting Policies and Procedures
Introduction to BlackRock
BlackRock is the world's preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients' needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.
Philosophy on corporate governance
BlackRock's corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders' interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company's strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management's performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company's unique
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circumstances. We are interested to understand from the company's reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.
BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled "BlackRock's oversight of its corporate governance activities".
Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients' investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
Boards and directors
Auditors and audit-related issues
Capital structure, mergers, asset sales and other special transactions
Remuneration and benefits
Social, ethical and environmental issues
General corporate governance matters
At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.
BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders' interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by: establishing an appropriate corporate governance structure; supporting and overseeing management in setting strategy; ensuring the integrity of financial statements; making decisions regarding mergers, acquisitions and disposals; establishing appropriate executive compensation structures; and addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may
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include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to: current employment at the company or a subsidiary; former employment within the past several years as an executive of the company; providing substantial professional services to the company and/or members of the company's management; having had a substantial business relationship in the past three years; having, or representing a shareholder with, a substantial shareholding in the company; being an immediate family member of any of the aforementioned; and interlocking directorships.
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group's thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders' interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company's financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock's primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm's length. We may seek reassurance from the board that executive and/or board members' financial interests in a given transaction have not affected their ability to place shareholders' interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.
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BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders' ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called 'shareholder rights plans' being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.
Remuneration and benefits
BlackRock expects a company's board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.
Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental ("SEE") aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders' interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance
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structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board's oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders' meeting and to call special meetings of shareholders. BlackRock's oversight of its corporate governance activities
Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the "Corporate Governance Group"), and which is considered an investment function. BlackRock maintains three regional oversight committees ("Corporate Governance Committees") for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines ("Guidelines") and grant authority to the Global Head of Corporate Governance ("Global Head"), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee's mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock's Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.
Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts ("Funds") for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock's evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock's Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock's clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund's portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "share-blocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these markets only on a "best-efforts" basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of
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companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer's proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.
Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee's jurisdiction.
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm's views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
BlackRock's Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock's risk policies and procedures.
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock's relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.
With regard to the relationship between securities lending and proxy voting, BlackRock's approach is driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the
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process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting
We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.
June 2014

FIAM LLC

Proxy Voting Policies and Procedures
January 2016
I.	General Principles
A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other FIAM or Fidelity companies' relationship, business or otherwise, with that portfolio company.  In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.
FMR Investment Proxy Research votes proxies on behalf of FIAM's clients. Execution of FIAM Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM's clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity's corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or FIAM employee is acting solely on the best interests of FIAM, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of FIAM and its customers.

C.	Except as set forth herein, FIAM will generally vote in favor of routine management proposals.
D.	Non-routine proposals will generally be voted in accordance with the Guidelines.
E.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office, FMR's Head of Fiduciary Oversight and Board Support, and a member of senior management within FMR Investment Proxy Research.

F.
FIAM will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

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G.
Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

I.
Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)
A.
Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.
E.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.
I.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.
III.	Directors
A.	Election of Directors
FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:
1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:
a.	The Poison Pill includes a Sunset Provision of less than five years;
b.	The Poison Pill includes a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill;
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c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and
d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.
FIAM will also consider not withholding authority on the election of directors when:
e.
FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

f.
One or more of the conditions a. through d. above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.
The company refuses, upon request by FIAM, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.
5.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.
6.	To gain FIAM' support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.
7.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

8.	The board is not composed of a majority of independent directors.
B.	Contested Director Election
FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested.  FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors.  Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.
C.	Indemnification
FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
D.	Independent Chairperson
FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.
E.	Majority Director Elections
FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.
F.	Proxy Access
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FIAM will generally vote against management and shareholder proposals to adopt proxy access.
IV.	Compensation
A.	Executive Compensation
1.	Advisory votes on executive compensation
a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:
(i)	The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;
(ii)	The alignment of executive compensation and company performance relative to peers; and
(iii)	The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
b.	FIAM will generally vote against proposals to ratify Golden Parachutes.
2.	Frequency of advisory vote on executive compensation
FIAM will generally support annual advisory votes on executive compensation.
B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).
FIAM will generally vote against equity award plans or amendments to authorize additional shares under such plans if:
1.
(a) The company's average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.
4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
C.	Equity Exchanges and Repricing
FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:
1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.	The company's relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
D.	Employee Stock Purchase Plans
FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad
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based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
E.	Employee Stock Ownership Plans (ESOPs)
FIAM will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FIAM may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FIAM may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FIAM will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
F.	Bonus Plans and Tax Deductibility Proposals
FIAM will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
V.	Anti-Takeover Provisions
FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:
A.	The Poison Pill either:
1.	includes the following features:
a.	A Sunset Provision of no greater than five years;
b.	Linked to a business strategy that is expected to result in greater value for the shareholders;
c.	Requires shareholder approval to be reinstated upon expiration or if amended;
d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and
e.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or
2.	Has been narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
B.	It is an Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or
C.	It is a fair price amendment that considers a two-year price history or less.
FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:
D.	In the case of shareholder proposals regarding shareholders' right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.
E.	In the case of proposals regarding shareholders' right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.
F.	In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests due to the presence of a substantial or dominant shareholder.
VI.	Capital Structure / Incorporation
A.	Increases in Common Stock
FIAM will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.
B.	Reverse Stock Splits
FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in
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the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.
C.	Multi-Class Share Structures
FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
D.	Cumulative Voting Rights
FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.
E.	Acquisition or Business Combination Statutes
FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.
F.	Incorporation or Reincorporation in Another State or Country
FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
VII.	Shares of Investment Companies
A.
If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FIAM may choose not to vote if "echo voting" is not operationally feasible.

B.
Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders.  For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII.	Other
A.	Voting Process
FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.
B.	Regulated Industries
Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES
September 2015
I.	POLICY STATEMENT
Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment
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Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard").  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client's policy.
Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.
MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II.	GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
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We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A.	Routine Matters.
We generally support routine management proposals.  The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported.  We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.	Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.
We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
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c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2.
Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.
Proxy access:  We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

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8.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.
Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.
Proposals to limit directors' liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E.	Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although

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•	company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F.	Takeover Defenses and Shareholder Rights.
1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not

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made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.
G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H.	Executive and Director Remuneration.
1.	We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6.
We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J.	Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III.	ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy.  The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT").  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A.	Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B.	Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.	If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C.	Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.
APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.
The Allianz Variable Insurance Products Trust ♦SAI♦ August 31, 2016

PART C
OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit Number	Description of Exhibit

(a)(1)
Agreement and Declaration of Trust, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(b)(1)
By-laws, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (b)(2) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(c)	Not Applicable

(d)(1)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(d)(1)(i)
Revised Schedule A, dated April 27, 2015 to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on April 20, 2015 as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(1)(ii)
Revised Attachment 1 dated November 1, 2015, to Revised Schedule A of the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on February 12, 2016 as Exhibit (d)(1)(ii) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(2)
Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(d)(2)(i)
Novation of Subadvisory Agreement, dated July 1, 2011,  between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on December 13, 2011, as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as Exhibit (6)(d) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(3)(i)
Schedule A, revised effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)(ii)
First Amendment, effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(4)
Subadvisory Agreement, dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, Inc., filed on April 24, 2009 as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 26, is incorporated by reference.

(d)(4)(i)
Revised Schedule A, dated March 1, 2013, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, filed on April 23, 2013 as Exhibit (d)(4)(i) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(d)(5)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(6)
Subadvisory Agreement, dated April 27, 2015, between Allianz Investment Management, LLC and The Boston Company Asset Management LLC, filed on April 20, 2015 as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(6)(i)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement, dated April 27, 2015, between Allianz Investment Management, LLC and The Boston Company Asset Management LLC, filed on February 12, 2016 as Exhibit (d)(6)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(7)
Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 20, 2015 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(8)
Subadvisory Agreement dated February 25, 2012 between Allianz Investment Management LLC and Federated Global Investment Management Corp., filed on April 25, 2012 as Exhibit (d)(10) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(d)(8)(i)
Schedule A dated November 1, 2013, to the Subadvisory Agreement dated February 25, 2012 between Allianz Investment Management LLC and Federated Global Investment Management Corp., filed on April 20, 2015 as Exhibit (d)(8)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(9)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on February 5, 2010 as Exhibit (d)(11) to Registrant's  Post-Effective Amendment No. 27, is incorporated by reference.

(d)(9)(i)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on February 12, 2016 as Exhibit (d)(9)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(9)(ii)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on April 23, 2013 as Exhibit (d)(10)(ii) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(d)(10)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on February 5, 2010 as Exhibit (d)(13) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(10)(i)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on April 23, 2013 as Exhibit (d)(11)(i) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(d)(10)(ii)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on February 12, 2016 as Exhibit (d)(10)(ii) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(11)
Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 27, 2010 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(d)(12)
Amended and Restated Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Invesco Advisers, Inc., filed on April 28, 2011, as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(12)(i)
Revised Schedule A, dated November 1, 2015, to the Amended and Restated Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Invesco Advisers, Inc., filed on February 12, 2016 as Exhibit (d)(12)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(13)
Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on February 4, 2009 as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(d)(13)(i)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on February 12, 2016 as Exhibit (d)(13)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(14)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Massachusetts Financial Services Company, filed on February 5, 2010 as Exhibit (d)(16) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(14)(i)
Revised Schedule A dated January 24, 2014, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Massachusetts Financial Services Company, filed on April 20, 2015 as Exhibit (d)(14)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(15)
Subadvisory Agreement, dated November 14, 2014, between Allianz Investment Management LLC and Metropolitan West Asset Management, LLC, filed  on November 3, 2014 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(d)(16)
Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on April 28, 2011, as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(16)(i)
Revised Schedule A, dated October 30, 2015, to the Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on February 12, 2016 as Exhibit (d)(16)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(17)
Subadvisory Agreement dated April 30, 2009 between  Allianz Investment Management LLC and NFJ Investment Group LLC, filed on June 30, 2009 as exhibit (6)(q) to Registrant's Registration Statement on form N-14, is incorporated by  reference.

(d)(17(i)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement dated April 30, 2009 between  Allianz Investment Management LLC and NFJ Investment Group LLC, filed on February 12, 2016 as Exhibit (d)(17)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(18)
Subadvisory Agreement, dated February 25, 2012, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 25, 2012 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(d)(18)(i)
Revised Schedule A dated May 1, 2013, to the Subadvisory Agreement, dated February 25, 2012, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 20, 2015 as Exhibit (d)(18)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(19)
Subadvisory Agreement, dated September 1, 2012, between Allianz Life Advisers, LLC and Pyramis Global Advisors, LLC, filed on April 23, 2013 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(d)(19)(i)
Revised Schedule A, dated October 31, 2014, to the Subadvisory Agreement, dated September 1, 2012, between Allianz Life Advisers, LLC and Pyramis Global Advisors, LLC, filed on November 3, 2014 as Exhibit (d)(18)(i) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(d)(20)
Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on April 27, 2007 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(d)(20)(i)
Revised Schedule A dated November 1, 2015, to the Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on February 12, 2016 as Exhibit (d)(20)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(21)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 5, 2010 as Exhibit (d)(21) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)(i)
Revised Schedule A, dated November 1, 2015, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 12, 2016 as Exhibit (d)(21)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(21)(ii)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on April 23, 2013 as Exhibit (d)(22)(ii) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(d)(22)
Subadvisory Agreement dated November 15, 2013, between Allianz Investment Management LLC and T. Rowe Price Associates, Inc., filed on February 5, 2014 as Exhibit (d)(23) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(d)(23)
Subadvisory Agreement dated April 21, 2014, between Allianz Investment Management LLC and Wells Capital Management Incorporated, filed on April 21, 2014 as Exhibit (d)(24) to Registrant's Post-Effective Amendment No. 42, is incorporated by reference.

(e)(1)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(1)(i)
Revised Schedule I dated April 27, 2015, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 20, 2015 as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(e)(1)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(e)(2)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(e)(3)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(f)	N/A

(g)(1)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(g)(1)(i)
Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26, 2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(1)(ii)
Amendment dated October 31, 2013, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 5, 2014 as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(g)(1)(iii)
Amendments dated January 10, 2014, and April 28, 2014, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 18, 2014 Exhibit (g)(1)(iii) to Registrant's Post-Effective Amendment No. 44, is incorporated by reference.

(g)(1)(iv)
Amendments dated October 27, 2014 and April 27, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(1)(iv) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(g)(1)(v)
Fourteenth Amendment dated October 30, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 12, 2016 as Exhibit (g)(1)(v) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(g)(1)(vi)
Fifteenth Amendment dated April 25, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 29, 2016, as Exhibit (g)(1)(vi) to Registrant's Post-Effective Amendment No. 58, is incorporated by reference.

(g)(1)(vii)
Custody and Securities Lending Fee Schedule dated October 1, 2011, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(2)
Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(g)(2)(i)
Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(g)(2)(ii)
Amendment dated April 24, 2015 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(2)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)
Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on February 4, 2015, as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(1)(i)
Amendment dated April 1, 2015, to Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 20, 2015 as Exhibit (h)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)(ii)
Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 20, 2015 as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(2)
PFO Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on February 4, 2015, as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(3)
Amended and Restated Administrative Services Agreement, dated November 1, 2014, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2015, as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(4)
Amended and Restated Compliance Services Agreement, dated July 1, 2014, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2015, as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(5)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(h)(5)(i)
Revised Exhibit A, dated November 1, 2015, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on February 12, 2016 as Exhibit (h)(5)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(h)(5)(ii)
Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(h)(6)
Net Investment Income Maintenance Agreement, dated March 17, 2009, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on November 19, 2010 as exhibit 13(g) to Registrant's Form N-14, Post-Effective Amendment No. 1, is incorporated by reference.

(h)(7)
Joint Insured Agreement dated November 3, 2010 between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 28, 2011, as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(i)*	Opinion and consent of counsel, filed herewith.

(j)*	Consent of KPMG LLP (Independent Registered Public Accounting Firm), filed herewith.

(k)	N/A

(l)	N/A

(m)(1)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(m)(1)(i)
Revised Exhibit A dated April 27, 2015, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on April 20, 2015 as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(n)
Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on July 18, 2016 as Exhibit 10(b) to Registrant's Initial Registration Statement on Form N-14 (File Nos. 333-212555 and 811-9491) is incorporated by reference.

(p)(1)
Code of Ethics of Allianz Investment Management LLC, tenth amendment and restatement, effective November 1, 2014, filed on April 20, 2015 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(2)	Code of Ethics of Allianz Life Financial Services, LLC, dated August 21, 2007, filed on April 29, 2008, as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(3)
Code of Ethics of Allianz Global Investors of America L.P., (Parent Co. of NFJ Investment Group LLC effective November 1, 2009, filed on April 27, 2010 as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(4)
Code of Ethics of Allianz Variable Insurance Products Trust, revised August 29, 2006, filed on April 29, 2008, as Exhibit  (p)(5) to Registrant's Post-Effective Amendment No. 24, is  incorporated by reference.

(p)(5)
Code of Ethics of BlackRock Investment Adviser Companies (all BlackRock entities) revised as of April 26, 2007, filed on April 29, 2008, as Exhibit (p)(6) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(6)
Code of Ethics of Citigroup Asset Management - North America, as amended September 13, 2005, filed on December 27, 2006 as Exhibit (p)(3)(iii) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(7)	Code of Ethics of Dimensional Fund Advisors LP, as of January 2016, filed on April 15, 2016 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(8)	Code of Ethics of Federated Investors, Inc., effective January 1, 2016, filed on April 15, 2016 as Exhibit (p)(8) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(9)	Code of Ethics of FIAM LLC (Fidelity Companies, dba Pyramis) as of 2016, filed on April 15, 2016 as Exhibit (p)(9) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(10)
Code of Ethics of Franklin Templeton Investments (includes all subsidiaries of Franklin Resources, Inc.), revised April 1, 2012, filed on April 23, 2013 as Exhibit (p)(10) to Registrant's Post-Effective Amendment No. 39, is incorporated by reference.

(p)(11)	Code of Ethics of Gateway Investment Advisers, LLC, effective October 1, 2013, filed on April 21, 2014 as Exhibit (p)(9) to Registrant's Post-Effective Amendment No. 42, is incorporated by reference.

(p)(12)
Code of Ethics of Invesco Advisers, Inc., adopted February 29, 2008, as amended effective January 1, 2011, filed on April 28, 2011, as Exhibit (p)(12) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(p)(13)
Code of Ethics of J.P. Morgan Investment Management, Inc., effective February 1, 2005 as revised June 29, 2015, filed on April 15, 2016 as Exhibit (p)(13) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(14)
Code of Ethics of Mellon Financial Corporation (includes the Dreyfus Corporation), dated February 2006, filed on December 27, 2006, as Exhibit (p)(3)(x) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(15)
Code of Ethics of Massachusetts Financial Services Company, dated September 19, 2014, filed on April 20, 2015 as Exhibit (p)(14) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(16)
Code of Ethics of Metropolitan West Asset Management, LLC (TCW), as of January 2016, filed on April 15, 2016 as Exhibit (p)(16) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(17)
Code of Ethics of Morgan Stanley Investment Management, effective October 1, 2014, filed on April 20, 2015 as Exhibit (p)(16) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(18)	Code of Ethics of OppenheimerFunds, Inc., filed on April 25, 2012, as Exhibit (p)(18) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(p)(19)
Code of Ethics of Schroder Investment Management North America Inc., effective March 9, 2010, filed on April 27, 2010 as Exhibit (p)(17) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(20)	Code of Ethics of T.Rowe Price Associates, Inc., effective January 1, 2016, filed on April 15, 2016 as Exhibit (p)(20) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(p)(21)	Code of Ethics of Wells Capital Management Incorporated, as of January 2016, filed on April 15, 2016 as Exhibit (p)(21) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.

(q)	Powers of Attorney, filed on December 13, 2011, as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(r)	Company Organizational Chart, as of January 1, 2016, filed on April 15, 2016 as Exhibit (r) to Registrant's Post-Effective Amendment No. 54, is incorporated by reference.
     * Filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
The Company organizational chart is incorporated in this filing as Exhibit (r).
ITEM 30. INDEMNIFICATION
         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
Registration No.
1.
Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this  information  is included in Form ADV filed with the SEC by Allianz Life Advisers and is incorporated by reference herein.
801-60167

2.	BlackRock Advisors, LLC, - this information is in form ADV filed with the Form ADV filed with the SEC by BlackRock Advisors, LLC and is incorporated by reference herein.	801-47710

3.	BlackRock Capital Management, Inc - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC and is incorporated by reference herein.	801-57038

4.	BlackRock Financial Management, Inc. - this information is in form ADV filed with the SEC by BlackRock Financial Management, Inc. and is incorporated by reference herein.	801-48433

5.	BlackRock Investment Management, LLC. - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC. and is incorporated by reference herein.	801-56972

6.	The Boston Company Asset Management LLC - this information is included in Form ADV filed with the SEC by The Boston Company Asset Management LLC and is incorporated herein by reference.	801-6829

7.	Dimensional Fund Advisors LP - this information is in form ADV filed with the SEC by Dimensional Fund Advisors LP and is incorporated by reference herein.	801-16283

8.	Federated Global Investment Management Corp. - this information is included in Form ADV filed with the SEC by Federated Global Investment Management Corp and is incorporated herein by reference	801-49470

9.	FIAM LLC (Pyramis Global Advisers ) - this information is included in Form ADV filed with the SEC by Fidelity Institutional Asset Management and is incorporated herein by reference.	801-63658

10.	Franklin Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Advisers, Inc. and is incorporated by reference herein.	801-26292

11.	Franklin Mutual Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Mutual Advisers, Inc. and is incorporated by reference herein.	801-53068

12.	Gateway Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Gateway Investment Advisers, LLC and is incorporated herein by reference.	801-68972

13.	Invesco Advisers, Inc. - this information is included in the Form ADV filed by Invesco Advisers, Inc. and is incorporated herein by reference.	801-33949

14.	J.P. Morgan Investment Management, Inc. - this information is included in Form ADV filed with the SEC by J.P. Morgan Asset Management and is incorporated herein by reference.	801-21011

15.	Massachusetts Financial Services Company - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-17352

16.	Metropolitan West Asset Management, LLC - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-53332

17.	Morgan Stanley Investment Management Inc. - this information is included in Form ADV filed with the SEC by Morgan Stanley Investment Management Inc. and is incorporated herein by reference.	801-15757

18.	NFJ Investment Group LLC - this information is included in Form ADV filed with the SEC by NFJ Investment Group LLC and is incorporated herein by reference.	801-47940

19.	OppenheimerFunds, Inc. - this information is included in Form ADV filed with the SEC by OppenheimerFunds, Inc. and is incorporated herein by reference.	801-8253

20.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited - this information is included in Form ADV filed with the SEC by Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited and is incorporated herein by reference.
801-15834 801-37163

21.	Templeton Global Advisors Limited. this information is included in Form ADV filed with the SEC by Templeton Global Advisors Limited, and is incorporated by reference herein.	801-42343

22.	T. Rowe Price Associates, Inc. - this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-856

23.	Wells Capital Management Incorporated- this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-21122

ITEM 32. PRINCIPAL UNDERWRITER

(a)   Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor.
ALFS is affiliated with the Manager. ALFS acts a principal underwriter for the following investment companies:
Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust
(b)	Officers and Directors.
Name and Principal Business Address*	Position with Underwriter
Robert DeChellis	Governor, Chief Executive Officer, President & Chief Manager
Thomas Burns	Governor
Catherina A. Mahone	Governor
William E. Gaumond	Governor
Jennifer D. Presnell	Chief Financial Officer and Treasurer
Corey Walther	Chief Operating Officer
Jennifer Sosniecki	Money Laundering Prevention Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Tracy M. Haddy	Assistant Secretary

       *5701 Golden Hills Drive, Minneapolis, Minnesota 55416
 (c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Allianz Life Financial Services, LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Business Data Record Services, 201 9th Ave SW, New Brighton, MN 55112
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
Sungard Investor Services LLC, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219
The Bank of New York Mellon, One Wall Street, New York, New York 10286
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809
BlackRock Capital Management, Inc., 100 Bellevue Pkwy, Wilmington, DE  19809
BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055
BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, NJ 08540
Dimensional Fund Advisors LP, 6300 Bee Cave Road, Bldg One, Austin, TX 78746
The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108
Federated Clover Investment Advisors, a Division of Federated Global Investment Management Corp., 450 Lexington Ave Suite 3700 New York, NY 10017-3943
FIAM LLC (dba Pyramis Global Advisors), 900 Salem Street, Smithfield, RI 02917
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906
Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, NJ 07078
Gateway Investment Advisers, LLC, 312 Walnut St, Ste 3500, Cincinnati, OH 45202-9834
Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309
J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10017
Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA  02199-7618
Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017
Morgan Stanley Investment Management Inc., 522 Fifth Avenue,  New York, NY 10036
NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700, Dallas, TX 75201
OppenheimerFunds Inc., Two World Financial Center 225 Liberty Street New York, NY 10281-1008
Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022
Schroder Investment Management North America, Limited, 31 Gresham Street, London EC2V 7QA England
Templeton Global Advisers, Limited, Lyford Cay, NASSAU
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202,
                                                   4515 Painters Mill Road, Owings Mills, MD 21117
Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, CA 94105

ITEM 34. MANAGEMENT SERVICES
         N/A

ITEM 35. UNDERTAKINGS
         N/A

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 29th day of August, 2016.

                                          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on August 29, 2016.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Roger Gelfenbien*	Trustee
Roger A. Gelfenbien

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Peter W. McClean*	Trustee
Peter W. McClean

/s/ Arthur C. Reeds III*	Trustee
Arthur C. Reeds III

/s/ Bashir C. Asad	Treasurer (principal financial and accounting officer)
Bashir C. Asad

/s/ Robert DeChellis*	Trustee
Robert DeChellis

By:  /s/ Brian Muench
      __________________________________
      Brian Muench, President

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration Statement

EXHIBITS
TO
POST-EFFECTIVE AMENDMENT NO. 60
TO
FORM N-1A
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm